UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OFG Bancorp

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 16, 2023

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders, which will be held virtually on Wednesday, April 26, 2023 at www.virtualshareholdermeeting.com/OFG2023.  The meeting will begin promptly at 10:00 a.m. (EST).

Details of the business to be conducted at the annual meeting are given in the attached notice of annual meeting and proxy statement.  Only shareholders of record as of February 28, 2023, are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof.

Your vote is important.  Our proxy statement was made publicly available over the internet on March 16, 2023 and is also enclosed with this letter.  Please review it and submit your vote promptly even if you plan to attend the virtual meeting. We encourage you to vote over the Internet or by telephone prior to the meeting.

To attend the virtual meeting, you will need to log in with a 16-digit control number found on your notice of availability of proxy materials.  For more details and instructions, please refer to the enclosed proxy statement and proxy card.

We look forward to seeing you at our virtual annual meeting.

Sincerely,

Julian S. Inclán

Chairperson

P.O. Box 195115

San Juan, Puerto Rico 00919-5115

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 26, 2023

Notice is hereby given that the annual meeting of shareholders of OFG Bancorp (“we,” “us,” “our,” or the “Company”), a financial holding company and corporation organized under the laws of the Commonwealth of Puerto Rico, is scheduled to be held virtually at www.virtualshareholdermeeting.com/OFG2023 commencing at 10:00 a.m. (EST) on Wednesday, April 26, 2023, to consider and vote upon the following matters described in this notice and the accompanying proxy statement:

1.	To elect seven directors for a one-year term expiring at the 2024 annual meeting of shareholders and until their successors are duly elected and qualified;
2.	To provide an advisory vote on executive compensation;
3.	To provide an advisory vote on the frequency of the vote on executive compensation;
4.	To amend the 2007 Omnibus Performance Incentive Plan, as amended and restated;
5.	To ratify the selection of the Company’s independent registered public accounting firm for 2023; and
6.

To transact such other business as may properly come before the annual meeting or at any adjournments or postponements thereof.  Except with respect to procedural matters incident to the conduct of the annual meeting, the Company is not aware of any other business to be brought before the annual meeting.

These matters are described more fully in the accompanying proxy statement, which you are urged to read thoroughly.  The Company’s Board of Directors recommends a vote “FOR” each of the proposals.  Only shareholders of record at the close of business on February 28, 2023, are entitled to notice of, and to vote at, the annual meeting.

To assure representation at the annual meeting, shareholders are urged to return a proxy as promptly as possible either by voting through the Internet or telephone, or by signing, dating and returning a proxy card in accordance with the enclosed instructions.  Any shareholder attending the annual meeting may vote at the meeting even if he or she previously returned a proxy.

In San Juan, Puerto Rico, on March 16, 2023.

By order of the Board of Directors,

Carlos O. Souffront

Secretary

PROXY STATEMENT FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON Wednesday, April 26, 2023

This proxy statement contains important information related to the annual meeting of shareholders of OFG Bancorp (“we,” “us,” “our,” or the “Company”).  Our annual meeting of shareholders will be held virtually at www.virtualshareholdermeeting.com/OFG2023 on Wednesday, April 26, 2023 at 10:00 a.m. (EST), or any adjournments or postponements thereof.  This proxy statement and the accompanying proxy card are expected to be made available to shareholders on or about March 16, 2023.

General Questions about the Annual Meeting

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board of Directors and its committees, the compensation of our directors and executive officers, and other required information.

Who is soliciting my vote?

Our Board of Directors is soliciting your vote at the annual meeting.

Who will bear the costs of soliciting proxies for the annual meeting?

This solicitation of proxies is made on behalf of our Board of Directors, and we will bear the costs of solicitation.  The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in this solicitation of proxies also will be borne by us.  It is contemplated that proxies will be solicited principally through the internet or mail, but our directors, officers and employees may solicit proxies personally or by telephone.  Upon request, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing these proxy materials to our shareholders.

We have retained Georgeson LLC, an independent proxy solicitation firm, to assist us with the solicitation of proxies for a fee not to exceed $12,500, plus reimbursement for out-of-pocket expenses.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting of shareholders, including the election of seven directors, the advisory vote related to executive compensation, the amendment of the 2007 Omnibus Performance Incentive Plan, as amended and restated (the “Omnibus Plan”), the ratification of the selection of the Company’s independent registered public accounting firm for 2023 and the transaction of any other business that may properly come before the meeting or any adjournments or postponements thereof.  Proxies solicited hereby may be exercised only at the annual meeting, including any adjournments or postponements thereof, and will not be used for any other purpose.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, February 28, 2023 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any adjournments or postponements thereof.  As of the close of business on the record date, there were 47,702,224 shares of our common stock outstanding.

What is the difference between a holder of record and a beneficial owner of shares held in street name?

Holder of Record.  If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the holder (or shareholder) of record with respect to those shares.  As a holder of record, you should have been furnished the notice of internet availability of proxy materials and a proxy card directly by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a securities broker, bank or other similar organization acting as a nominee, then you are considered the beneficial owner of shares held in “street name.”  The organization holding your account is considered the holder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  Accordingly, you should have been furnished the notice of internet availability of proxy materials and a voting instruction form by that organization.

How do I vote?

You can vote by proxy prior to the meeting or through the virtual meeting platform during the meeting. We highly recommend that you vote by proxy prior to the meeting even if you plan to attend the meeting.  Detailed instructions on how to vote by proxy through the internet, by telephone or by mail will be set forth in the notice of internet availability of proxy materials that you will receive through the mail.  This notice will also include a 16-digit control number that you will need to attend the virtual meeting and vote your shares at the meeting through the virtual meeting platform.  Your vote by proxy must be received as of the close of Tuesday, April 25, 2022, the business day immediately preceding the annual meeting.  You may also vote on the day of the meeting by attending the meeting and registering your vote through the virtual meeting platform.

To avoid delays in ballot taking and counting and ensure that your proxy is voted in accordance with your wishes, we respectfully request that you give your full title when signing a proxy as attorney, executor, administrator, trustee, guardian, authorized officer of an entity, or on behalf of a minor.  If shares are registered in the name of more than one shareholder of record, all shareholders of record must sign the proxy card.

What should I do if I have not received a notice of internet availability of proxy materials by mail?

If you are a beneficial owner of shares held in “street name”, you should contact your securities broker, bank or other nominee that holds your shares to request a copy of your notice and verify that they have your correct address in their records.

If you are a holder of record, contact OFG Bancorp Investor Relations 254 Muñoz Rivera Avenue, San Juan, PR 00918; E-mail: Gary Fishman at gfishman@ofgbancorp.com or Steven Anreder at sanreder@ofgbancorp.com; Telephone: (212) 532-3232.

How many votes do I have?

Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon, except with respect to the election of directors in which you may cumulate your votes.

Pursuant to our articles of incorporation and by-laws, you have the right to cumulate your votes at annual meetings in which more than one director is being elected.  Cumulative voting entitles you to a number of votes equal to the number of shares of common stock held by you multiplied by the number of directors to be elected.  As a holder of our shares of common stock, you may cast all or any number of such votes for one nominee or distribute such votes among any two or more nominees as you desire.  Thus, for example, for the election of the seven nominees being considered at this annual meeting, a shareholder owning 1,000 shares of our common stock is entitled to 7,000 votes and may distribute such votes equally among the nominees for election, cast them for the election of only one of such nominees, or otherwise distribute such votes as he or she desires.

If you return an executed proxy but do not expressly indicate that your votes should be cumulated in a particular fashion, the votes represented by your proxy will be distributed equally among the nominees designated by our Board of Directors or in such other fashion as will most likely ensure the election of all the nominees.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote “FOR” the election of each nominee to the Board, “FOR” the advisory vote related to the compensation of our executives, for “1 YEAR” regarding the frequency of the advisory vote on executive compensation, “FOR” the amendment of the Omnibus Plan, and “FOR” the ratification of our independent registered public accounting firm for2023

Each proxy also confers discretionary authority on our Board of Directors to vote the proxy with respect to:  (i) the approval of the minutes of the last annual meeting of shareholders; (ii) the election of any person as director if any nominee is unable to serve or, for good cause, will not serve; (iii) matters incident to the conduct of the annual meeting; and (iv) such other matters as may properly come before the annual meeting.  Except with respect to procedural matters incident to the conduct of the annual meeting, we are not aware of any business that may properly come before the meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the annual meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters as recommended by our Board of Directors or, if no recommendation is given, in accordance with the judgment of the proxy holders.

What constitutes a quorum at the annual meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting us to hold the meeting.  As of the record date, 47,702,224 shares of our common stock were outstanding.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining quorum.  A “broker non-vote” occurs when a securities broker, bank or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.  Votes cast by proxy will be counted by Broadridge Financial Solutions, Inc., an independent third party.  We urge you to vote by proxy even if you plan to attend the meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

Can I change my vote after I return my proxy card?

Yes.  After you have submitted your proxy card, you may change your vote at any time before the proxy is exercised.  To do so, just send in a new proxy card with a later date or cast a new vote by telephone or over the Internet, or send a written notice of revocation to the Secretary of our Board of Directors, P.O. Box 195115, San Juan, Puerto Rico 00919-5115, delivered before the proxy is exercised.  If you attend the meeting and want to vote, you may request that your previously submitted proxy not be used.  Attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item and how are abstentions and broker non-votes treated?

Action with respect to the election of directors will be taken by a majority of the votes cast by shareholders represented by attendance or by proxy at the annual meeting and entitled to vote on the election of directors (which number will take into account the accumulation of votes described above). To be elected, each director nominee must receive more votes cast “FOR” such nominee’s election than votes cast “WITHOLD AUTHORITY” for such nominee’s election.  Abstentions and broker non-votes will not be counted as either an affirmative vote or a negative vote regarding the election of directors and, therefore, will not have a legal effect on such election.

For the advisory vote on the compensation of our executives, the advisory vote on the frequency of the vote on executive compensation, and the ratification of our independent registered public accounting firm for2023 the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote will be required for approval.  Abstentions will have the same effect as a negative vote, and broker non-votes will not be counted in determining the number of shares necessary for approval.

For the amendment of the Omnibus Plan, the rules of the NYSE require that such proposal be approved by a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the outstanding shares of our common stock entitled to vote on the proposal.  Abstentions in such proposal will have the same effect as a negative vote, and broker non-votes can have the effect of a vote against the proposal if such broker non-vote results in the total number of votes cast on the proposal to not represent over 50% of the outstanding shares of our common stock entitled to vote on the proposal.

What happens if I do not give specific voting instructions?

Holder of Record. If you are a holder of record and you sign and return a proxy card without giving specific instructions, then the proxy holders will vote your shares in the manner recommended by our Board of Directors and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owner of Shares Held in Street Name. If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on such matter with respect to your shares (that is, a “broker non-vote”).  Except for the ratification of our independent registered public accounting firm for2023 we believe that each of the proposals set forth in this proxy statement will be considered non-routine under the rules of the New York Stock Exchange (which apply to brokers), and therefore, there could be broker non-votes on such proposals.

What happens if the annual meeting is adjourned or postponed?

Your proxy will still be valid and may be voted at the adjourned or postponed meeting.  You will still be able to change or revoke your proxy before it is exercised.

What if I have difficulties accessing the annual meeting?

If you encounter any technical difficulties with the meeting website on the day of the meeting, please call the technical support number that will be available on the login page of the meeting website. Technical support will be available beginning at 8:45 a.m. (EST) on the day of the meeting and will remain available throughout the meeting.

Can I ask pertinent questions during the annual meeting?

You may submit questions during the meeting by logging into the meeting website at www.virtualshareholdermeeting.com/OFG2023 using your 16-digit control number and typing your question into the “Ask a Question” file and clicking “Submit”. Only questions pertinent to the business to be conducted at the annual meeting will be answered during the meeting, subject to time limitations.

If any pertinent questions cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at www.ofgbancorp.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting.

How do I inspect the list of shareholders of record?

A list of shareholders of record as of February 28, 2022 will be available for inspection by shareholders during the annual meeting. You may access the list during the meeting by visiting www.virtualshareholdermeeting.com/OFG2023 and entering your 16-digit control number and clicking “View Shareholder List” on the meeting website.

Proposal 1: Election of Directors

Our Board of Directors consists of one class of nine directors elected annually until the end of their one-year term and until their successors are duly elected and qualified.  Our Board currently has one vacancy and will have two vacancies after the resignation of Mr. Edwin Pérez effective the date of the annual meeting.  Our bylaws provide that directors in uncontested elections will be elected by a majority of the votes cast by our shareholders, rather than a plurality of the votes cast.  Our Director Resignation Policy requires that any director that does not receive the majority of votes cast by our shareholders in an uncontested election submit his or her resignation to our Board of Directors promptly after the certification of the voting results.  Thereafter, our Board of Directors will have 90 days to evaluate the resignation, and if the resignation is not accepted, will disclose the reasons therefore to our shareholders.

There are no arrangements or understandings between us and any person pursuant to which such person has been elected as a director.  No director is related to any of our directors or executive officers, by blood, marriage or adoption (excluding those that are more remote than first cousin).

Set forth below is certain information with respect to each nominee.

Julian S. Inclán Dorado, PR Director since 2008 Independent Age: 75

Mr. Inclán is the CEO and Chairman of the Board of American Paper Corporation, a distributor of fine papers, office supplies and graphic art supplies, and whose subsidiary, Design Hub, is the agent for a major office contract furniture manufacturer and the importer and designer of customer home furniture units. He previously also served as President of American Paper Corporation from September 1994 to January 2013.  He is also the Managing Partner, President and Administrator of various real estate development and investment companies.  Mr. Inclán also serves as Chairperson of the Board of Directors of Oriental Bank.  He holds an M.B.A. from Columbia University.

Our Corporate Governance and Nominating Committee recommended Mr. Inclán as a nominee, and our Board of Directors concluded that he should continue to serve as a director of the Company based on his extensive experience as a director of the Company and in managing his distribution and real estate businesses, which assist the Company in evaluating and overseeing diverse business opportunities.

Board and Committees	Meeting	Attendance
Board (Chair)	5 of 5	100%
Audit	9 of 9	100%
Compensation	2 of 2	100%
Corporate Governance and Nominating	2 of 2	100%
Risk and Compliance	4 of 4	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
126,710	$3,492,128	25.49	4

*****

José R. Fernández San Juan, PR Director since 2005 Non-Independent Age: 59

Mr. Fernández is the President, CEO and a Vice Chairperson of the Board of Directors of the Company and Oriental Bank.  He is also the Chairperson of the Boards of Directors of all of our other subsidiaries, and the President of Oriental Insurance LLC and Oriental International Bank, Inc.  During his 19-year tenure as CEO, Mr. Fernández has successfully led the transformation of OFG Bancorp into one of Puerto Rico’s leading banking and financial services companies.  In addition, during that time, Mr. Fernández spearheaded three major acquisitions, Eurobank (2010), BBVA Puerto Rico (2012) and Scotiabank de Puerto Rico (2019).  Since the acquisition of Scotiabank, Mr. Fernández has led the Company’s digital strategy which has resulted in the introduction of innovative customer-facing digital technology, providing unparalleled levels of convenience and value-added service.  These improvements have yielded record years of loan production, earnings and stockholder returns.

Mr. Fernández is also a member of the Business Advisory Council of the University of Notre Dame’s Mendoza Business School, the Advisory Board of the Puerto Rico Conservation Trust, and the Board of Trustees of the Hispanic Society Museum and Library.  From 2011 to 2016, he was appointed to the Community Depository Institutions Advisory Council established by the Federal Reserve Bank of New York. Mr. Fernández holds a bachelor’s degree from the University of Notre Dame and an M.B.A. from the Ross School of Business at the University of Michigan.

Our Corporate Governance and Nominating Committee recommended Mr. Fernández as a nominee, and our Board of Directors concluded that he should continue to serve as a director of the Company based on his extensive knowledge of our business, his 30 years of experience in the financial services industry, and his instrumental role in our continued success. As our CEO and Vice Chairperson, Mr. Fernández has consistently demonstrated an ability to exercise sound business judgment and prudent management skills.  Furthermore, his active involvement in community and civic affairs represents an ethical character that we seek in our leaders and company culture.

Board and Committees	Meeting	Attendance
Board (Vice Chair)	5 of 5	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
674,180	$18,580,396	19.87	5

*****

Jorge Colón-Gerena San Juan, PR Director since 2014 Independent Age: 56

Mr. Colón-Gerena is the President, CEO and principal shareholder of various restaurant franchise operations that have the exclusive rights in Puerto Rico to the Wendy’s, Applebee’s, Sizzler, Longhorn, Olive Garden and Red Lobster franchises.  He also serves on the Boards of Directors of our primary bank subsidiary, Oriental Bank, and the Center for a New Economy, an economic policy think-tank.  Mr. Colón-Gerena holds a bachelor’s degree in Arts & Sciences from the Interamerican University, San Juan, Puerto Rico, and has completed executive management courses at Northwestern University and Harvard Business School.

Our Corporate Governance and Nominating Committee recommended Mr. Colón-Gerena as a nominee, and our Board of Directors concluded that he should continue to serve as a director of the Company based on his extensive experience in retail food service franchises, which complements the diversity of experience of our Board.

Board and Committees	Meeting	Attendance
Board	4 of 5	80%
Compensation (Chair)	2 of 2	100%
Audit	9 of 9	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
107,077	$2,951,042	40.99	4

*****

Néstor de Jesús Guaynabo, PR Director since 2016 Independent Age: 71

Mr. de Jesús was an investment banker for 30 years and served as the Director of the Puerto Rico Office of Barclays Capital.  He has also served on the Board of Directors and as Chair of the Audit Committee of the Government Development Bank for Puerto Rico.  He is currently a member of the Boards of Directors of our principal bank subsidiary, Oriental Bank, Rovira Biscuit Corporation, Rovira Foods Inc., and Academia Maria Reina Inc.  Mr. de Jesús holds a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from the Ross School of Business at the University of Michigan.

Our Corporate Governance and Nominating Committee recommended Mr. de Jesús as a nominee, and our Board of Directors concluded that he should continue to be a director of the Company based on his prior investment banking experience, his experience as a director of a major Puerto Rico public instrumentality, and his extensive financial expertise, which make him highly qualified to fulfill his responsibilities as a director of the Company.

Board and Committees	Meeting	Attendance
Board	5 of 5	100%
Risk and Compliance (Chair)	4 of 4	100%
Corporate Governance and Nominating (Vice Chair)	2 of 2	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
26,690	$735,576	10.98	4

*****

Annette Franqui Miami, FL Independent Age: 60

Annette Franqui is a Founding Partner, President and Chief Investment Officer of Forrestal Capital, a business and investment advisory firm formed in 2003 to service the original Latin American founding families of Panamerican Beverages (Panamco). Forrestal Capital invests primarily in direct private equity and venture capital transactions in diverse industries. Ms. Franqui is also a member of the Board of Directors of Arcos Dorados Holdings Inc. (NYSE:ARCO) and a member of its Compensation and Nomination Committee. Previously, she served as the Chief Financial Officer for Panamco and as a Managing Director at J.P. Morgan. Ms. Franqui is currently serving a term as Chairperson of the Board of Directors of AARP and had previously served as a Director and member of its Audit and Finance Committee since 2014.

Our Corporate Governance and Nominating Committees recommended Ms. Franqui as a nominee, and our Board of Directors concluded that she should serve as a director of the Company based on her abundant and diverse experience serving on boards of directors, which makes her highly qualified to serve on our Board.

Board and Committees	Meeting	Attendance
Board	3 of 3	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
—	—	—	—

*****

Susan Harnett Denver, CO Director since 2019 Independent Age: 66

Ms. Harnett is a member of the Board’s Risk and Compliance Committee, Chair of the Nomination and Governance Committee and served on the Audit Committee until April 2021. She has been a senior advisor to digital startups and mentor at New York’s FinTech Innovation Lab since 2015.  She a founding limited partner in How Women Invest.  Her board certifications include becoming a Certified Corporate Director by National Association of Corporate Directors (NACD) and a Certified Risk Director from the DCRO Institute.  Ms. Harnett currently serves on the Boards of Directors of Life Storage, Inc. (NYSE: LSI) and of Sphere 3D Corp. (NASDAQ: ANY).  She also serves on Life Storage’s Audit and Risk Management and Compensation and Human Capital Committees.

Her professional credentials include she was COO of North America for QBE Insurance Group Limited.  The majority of her career was spent at Citigroup in domestic, international and global roles.  The last three positions during her tenure with Citi included President of Local Consumer Lending (2011-2012), Head of Global Business Performance (2008-2011), CEO of Citibank Germany (2004-2007).

She served as an independent director and Audit Committee member of First Niagara Financial Group, a $40 billion in assets publicly traded bank, from 2015 until its acquisition by KeyCorp in 2016.   She served on the Boards of QBE Insurance, CitiFinancial, and Visa Canada. She was Chair of Citi’s Management Board in Germany and of the Global Perspectives Advisory Group of Marquette University’s College of Business.

Our Corporate Governance and Nominating Committees recommended Ms. Harnett as a nominee, and our Board of Directors concluded that she should continue to serve as a director of the Company based on her significant experience leading domestic and international financial service organizations through periods of major transformation often involving the reengineering of operations, technology, data, products, services, and marketing, as well as M&A and integration, which make her highly qualified to serve on our Board.

Board and Committees	Meeting	Attendance
Board	5 of 5	100%
Corporate Governance and Nominating (Chair)	2 of 2	100%
Risk and Compliance (Vice Chair)	4 of 4	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
4,800	132,288	2.20	2.66

*****

Rafael Vélez Dorado, PR Director since October 2021 Independent Age: 51

Rafael Vélez is the Founder and President of Atabey Capital (2016), a private equity advisement firm, and Campo Alegre (2016), a 500-acre pineapple farm in Puerto Rico. Previously from 2007 until 2019, he was the Founder and President of Putney Capital Management with offices in Santo Domingo, Dominican Republic and Puerto Rico, a non-discretionary advisor to an investment fund with investments in the energy, agroindustry and construction material sectors in the Caribbean and North of Latin American region. From 2004 to 2012, he was the founding partner of Barreto & Vélez, a CPA firm specialized in advising clients manage inherent risks through sound corporate governance practices. Mr. Vélez also serves as Board member of the Boys & Girls Club of Puerto Rico as well as YPO Puerto Rico and is a member of the Georgetown Latin American Policy Association.

Our Corporate Governance and Nominating Committees recommended Mr. Vélez as a nominee, and our Board of Directors concluded that he should continue to serve as a director of the Company based on his vast accounting and investment experience, which makes him highly qualified to fulfill his responsibilities as a director of the Company.

Board and Committees	Meeting	Attendance
Board	5 of 5	100%
Audit	9 of 9	100%

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
7,675	$211,523	3	—

*****

If any person named as a nominee is unable or unwilling to stand for election at the time of the annual meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board knows of no reason why any of the nominees listed above may not be able to serve as a director if elected.

Our Board of Directors recommends that you vote “FOR ALL” in this proposal.

Information with Respect to Certain Executive Officers Who Are Not Directors

The following information is provided with respect to the executive officers who do not serve on our Board of Directors.  There are no arrangements or understandings pursuant to which any of the following executive officers was selected as an officer of the Company.  No executive officer is related to any of our directors or executive officers, by blood, marriage or adoption (excluding those that are more remote than first cousin).

Maritza Arizmendi, CPA, Esq. Chief Financial Officer San Juan, PR Age: 54

Since 2017, Ms. Arizmendi has served as our Chief Financial Officer.  She previously served as our Senior Vice President of Corporate Finance and Chief Accounting Officer.  Previously at BBVAPR, she served in turn as Chief Financial Officer and Treasurer, Senior Vice President of Financial Planning, and Vice President of Risk Management.  Prior to its acquisition by BBVAPR, Ms. Arizmendi was a Vice President of Loan Review at Poncebank. Her career began at PricewaterhouseCoopers LLP, where she attained the position of Senior Auditor. Ms. Arizmendi received her bachelor’s degree in accounting and her J.D. from the University of Puerto Rico. She is a Certified Public Accountant and is admitted to practice law in Puerto Rico.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
81,994	$2,259,755	5.65	3

*****

José E. Cabrera Lázaro, CPA Chief Risk and Compliance Officer San Juan, PR Age: 52

Mr. Cabrera serves as our Chief Risk and Compliance Officer responsible for risk management, regulatory and BSA/AML compliance, and security since March 2020.  Mr. Cabrera joined the Company in 2020 as part of the acquisition of Scotiabank de Puerto Rico.  He previously served as the Chief Financial and Administrative Officer for Scotiabank de Puerto Rico.  Mr. Cabrera is a member of the Puerto Rico State Society of Certified Public Accountants. He received his bachelor’s degree in business administration from the University of Puerto Rico and an M.B.A. in finance from The University of Wisconsin – Madison.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
12,600	$347,256	1.48	1.00

*****

Ada García Managing Director, Customer Intelligence and Operations San Juan, PR Age: 59

Ms. García was appointed our Managing Director of Customer Intelligence and Operations in March 2022 and is responsible for our retail banking operations, data integrity and analytics and executing our retail strategy of improving our client experience. Previously, she has served in turn as Director of Business Development and Director of our Mortgage Unit.  At BBVAPR, prior to its acquisition by the Company, she served as Director of Mortgage Business, Business Development Manager, IT Manager and member of the BBVA Seguros Puerto Rico’s Board of Directors.  Ms. Garcia has been Secretary of Governor’s Board of the Mortgage Bankers Association and the Puerto Rico Notes Management Association.  Her career began at Accenture, Spain, where she attained the position of System Analyst. She received her bachelor’s degree in Mathematics and computer science and her master’s degree in Science form the Technical University of Dresden, Germany.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
34,121	$940,375	3.48	2

*****

Hugh González, Esq. General Counsel San Juan, PR Age: 43

Mr. González serves as our General Counsel since January 2021 and Assistant Secretary of the Board of Directors of OFG Bancorp and Oriental Bank since 2012.  He also serves as Secretary of the Boards of Directors of various subsidiaries, including Oriental Financial Services LLC, OFG Ventures and OFG USA LLC.  Previously, he served as our Deputy General Counsel from 2012-2020.  Mr. González was an associate at McConnell Valdés LLC, where he was elected member prior to joining the Company in 2012.  He received his bachelor’s degree in philosophy from Columbia College, Columbia University, and his J.D. from New York University School of Law.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
15,279	$421,089	1.59	1

*****

Patrick Haggarty. Managing Director, Commercial Banking San Juan, PR Age: 63

Mr. Haggarty is the Managing Director of Commercial Banking and is responsible for Corporate & Institutional Banking, Transactional Services, International Trade Services and Trust Operations since 2012. From 2012 to November 2021, he also supervised Trust Sales and Oriental Pensions Consultants. Before 2012, Mr. Haggarty served in similar roles at BBVAPR. He also serves as board member and Treasurer of Colegio de Educación Especial & Rehabilitation, Inc., a Puerto Rico non-profit. He received a bachelor’s degree from Tufts University and an MBA from the IESE Business School of the University of Navarra.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
48,179	$1,327,813	4.71	2

*****

Ganesh Kumar Chief Operating Officer San Juan, PR Age: 58

Mr. Kumar serves as our Chief Operating Officer responsible for the Company’s strategic business development and expansion.  He also recently led the acquisition and integration of Scotiabank’s Puerto Rico and USVI businesses.  He is a member of the Board of Directors of Oriental Bank since 2019.  Before 2017, Mr. Kumar served as Executive Vice President and Chief Financial Officer responsible for corporate finance, strategic planning, accounting and financial reporting, and business analytics.  Previously, he served as our Chief Operating Officer and Chief Risk Officer.  Before joining the Company in 2004, he was a director of consulting at Gartner Inc. (NYSE: IT), an industry leading research and advisory firm where he assisted a wide array of financial service companies develop technology-enabled strategies and operational plans to meet desired results.  Prior to Gartner, he was a manager at McKesson Corporation (NYSE: MCK) from 1997 to 1999; a planning and technology architect at Intercontinental Hotels Group (NYSE: IHG) from 1995 to 1997; and a consultant to financial services clients worldwide from 1986 to 1995.  Mr. Kumar holds a doctorate in management from Case Western Reserve University, Cleveland, OH, where he is currently a member of the Alumni Advisory Council.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
333,385	$9,188,104	13.13	3

*****

César A. Ortiz, CPA, Esq. Director, Corporate Performance San Juan, PR Age: 48

Mr. Ortiz was appointed Director of Retail Channel Business Development in March 2022 and is responsible for growing our retail commercial and consumer loan portfolios.   Previously he has served in turn as Director of Corporate Performance, Director of Commercial Credit and Operations, Chief Risk Officer, Chief Accounting Officer and Controller.  Prior to joining the Company, he worked at Doral Financial Corporation as Chief Accounting Officer and Controller. He started his career in the financial services industry at PricewaterhouseCoopers, LLP where he attained the position of Senior Manager. Mr. Ortiz received his bachelor’s degree in business administration from the University of Puerto Rico, his M.B.A. from the MIT Sloan School of Management, and his J.D. from the Interamerican University.

Stock Ownership Policy Compliance as of December 31, 2022:

Qualifying Common Stock	Total Value	Multiple of Compensation	Applicable Minimum Multiple Requirement
23,306	$642,314	2.34	2

*****

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as to our shares of common stock beneficially owned by persons, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to us to be beneficial owners of more than 5% of the outstanding shares.  The information is based exclusively upon filings made by such persons or entities pursuant to the Exchange Act.

Name and Address of Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Amount of Shares Beneficially Owned	Percent of Class[1]
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,680,708	0	6,764,812	0	6,764,812	14.2%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	0	42,025	5,820,413	81,580	5,901,993	12.41%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	3,853,312	0	3,908,669	0	3,908,669	8.2%

1.

Beneficial owners of greater than 10% reported such holdings on Schedule 13G filed under Rule 13d-1(b), which is available only to shareholders that acquired such securities in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer, nor in connection with or as a participant in any transaction having such purpose or effect.

The following table sets forth information as to the number of our shares of common stock beneficially owned as of December 31, 2022, by (i) our directors; (ii) our named executive officers for 2022 (collectively, the “Named Executive Officers” or “NEOs”); and (iii) our directors and executive officers, including the NEOs, as a group.  The information is based upon filings made by such individuals pursuant to the Exchange Act, and information furnished by each of them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (#)		Percent of Common Stock[1]
Directors
Julian S. Inclán	149,217	[2]	—
José Rafael Fernández	608,963	[3]	1.28%
Jorge Colón-Gerena	174,147	[4]	—
Néstor de Jesús	22,890	[4]	—
Annette Franqui	—		—
Susan Harnett	1,000	[4]	—
Edwin Pérez	51,990	[4]	—
Rafael Vélez	7,275		—
Named Executive Officers
José R. Fernández	608,963	[3]	1.28%
Ganesh Kumar	286,367	[5]	—
Maritza Arizmendi	64,718	[6]	—
César Ortiz	16,222	[7]	—
Patrick Haggarty	43,762	[8]	—
Directors and Executive Officers as a Group[9]	1,480,199		3.11%

1.

Unless otherwise indicated, each of the persons named in the table beneficially holds less than 1% of the outstanding shares of common stock.  This percentage is calculated on the basis of the 47,581,375 shares of common stock outstanding as of December 31, 2022.

2.	This amount includes 28,107 shares as to which Mr. Inclán has shared investment and voting power and 2,980 restricted units whose restricted period will lapse within 60 days.
3.

This amount includes 98,600 shares that Mr. Fernández may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days, 23,516 restricted units whose restricted period will lapse within 60 days, 32,168 performance shares whose restricted period will lapse within 60 days, 7,313 shares that he owns through our 401(k)/1081.01(d) Plan, 45,152 shares that he owns through his deferred compensation trust account, and 7,000 shares owned by his wife.

4.

These amounts include the following restricted units whose restricted period will lapse within 60 days: Mr. Colón Gerena – 1,990; Mr. de Jesús – 1,990; Ms. Harnett – 1,000; and Mr. Pérez – 1,990, and 70,870 shares as to which Mr. Colón Gerena has shared investment and voting power.

5.

This amount includes 75,800 shares that Mr. Kumar may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days, 14,033 restricted units whose restricted period will lapse within 60 days, 15,000 performance shares whose restricted period will lapse within 60 days, 20,335 shares that he owns through our 401(k)/1081.01(d) Plan, and 10,000 shares that he owns through his deferred compensation trust account.

6.

This amount includes 12,000 shares that Ms. Arizmendi may acquire upon the exercise of stock options that are exercisable or that will become exercisable within 60 days, 5,683 restricted units whose restricted period will lapse within 60 days, and 7,500 performance shares whose restricted period will lapse within 60 days.

7.

This amount includes 2,217 restricted units whose restricted period will lapse within 60 days, 2,550 performance shares whose restricted period will lapse within 60 days, and 11,455 shares that he owns through our 401(k)/1081.01(d) Plan.

8.

This amount includes 1,550 restricted units whose restricted period will lapse within 60 days, 2,550 performance shares whose restricted period will lapse within 60 days, and 1,190 shares that he owns through his deferred compensation trust account.

9.	The group consists of 15 persons including all directors, Named Executive Officers, and executive officers who are not directors.

For purposes of the foregoing table, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which shares are deemed to be beneficially owned by a person if he or she directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote or direct the voting of the shares, and/or the power to dispose or direct the disposition of the shares, whether or not he or she has any economic interest therein.  Unless otherwise indicated in the foregoing table, the named beneficial owner has sole voting and investment power with respect to the shares, subject, in the case of those directors and officers who are married, to the marital community property laws of Puerto Rico.  Under Rule 13d-3, a person is deemed to have beneficial ownership of any shares of common stock which he or she has a right to acquire within 60 days, including, without limitation, pursuant to the exercise of any option, warrant or right.  Shares of common stock which are subject to such options or other rights of acquisition are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person.

Board Independence, Leadership Structure and Risk Oversight

Except for José Rafael Fernández, who is our President and CEO, all of our directors are “independent” pursuant to the corporate governance listing standards adopted by the New York Stock Exchange (“NYSE”) for listed companies.

Our Board of Directors has adopted standards and definitions to assist it in the evaluation of the independence of its members.  The standards and definitions adopted by the Board describe various types of relationships that could potentially exist between a director and the Company and sets thresholds at which such relationships would be deemed to be material.  If no relationship or transaction exists that would disqualify a director from being independent under such standards and definitions, and no other relationships or transactions exist of a type not specifically mentioned therein that in the Board’s opinion, taking into account all facts and circumstances, would impair a director’s ability to exercise his or her independent judgment, the Board will deem such director to be independent.  Such standards and definitions are available on our website at www.ofgbancorp.com.

Our Board of Directors has nine positions and only one who is a non-independent member, the CEO.  At present, the roles of Chairperson and CEO are split.  The position of Chairperson is held by Mr. Inclán, an independent director since 2008, and the position of CEO is held by Mr. Fernández, a director and CEO since 2004.

Pursuant to our bylaws, and as part of its review of corporate governance and succession planning, our Board of Directors, led by the Corporate Governance and Nominating Committee, conducts an annual self-evaluation and determines the most effective board leadership structure for the Company.  Our Board of Directors also recognizes that different structures may be appropriate for the Company at different times.  In this regard, the Board chooses whether to keep the roles of CEO and Chairperson separate or whether to have one person serve in both capacities.  At this time, the Board has decided that the most appropriate structure for the Company is to have a corporate leadership structure that splits the roles of the Chairperson of the Board and the CEO.  The position of Board Chairperson is held by Mr. Inclán, an independent director, whereas the position of CEO is held by Mr. Fernández, who also serves as Vice Chairperson of the Board.

To align the interests of our directors and top executives with our shareholders, the Board adopted the Officers and Directors Stock Ownership Policy.  Pursuant to such policy, our directors are required to hold common stock of the Company with a total value that is not less than four times their annual cash compensation within a period of 3 years of their first equity award.

Our Board of Directors, its Audit Committee, Compensation Committee, Risk and Compliance Committee, Corporate Governance and Nominating Committee, the Bank’s Credit Committee and Trust Committee, and management’s Asset and Liability Management Team (the “ALT”), Credit Risk Team, Risk and Compliance Team, Consumer Compliance Team and various credit committees are actively involved in overseeing the management of the risks involved in our business and operations.  However, the Board ultimately determines the level of risk that is acceptable for the Company within general guidelines and regulatory requirements. The Board considers that effective risk management is a fundamental part of good management practice and is committed to maintaining sound risk management systems.  To this end, the Board is responsible for adopting several risk policies and reviewing the effectiveness of our risk management program.  In order to appropriately discharge their risk oversight functions, the Board and its committees have access to senior management and the right to consult with and retain independent legal and other advisors at our expense pursuant to our Corporate Governance Principles and Guidelines.  In addition, Board members are required to complete periodic training courses relating to banking regulations and cybersecurity, which includes 5 course hours of topics related to financial institutions and their governance. The Board, the Audit Committee and the Risk and Compliance Committee also regularly meet with and receive written reports from senior management, including our Chief Risk and Compliance Officer and Internal Audit Department, who evaluate significant risk exposures and contribute to our risk management and internal control system.  The Compensation Committee assists the Board in ensuring that our compensation program encourages decision-making that is in the best long-term interest of the Company and its shareholders and does not encourage excessive or inappropriate risk-taking. Moreover, the ALT has responsibility for overseeing the management of our assets and liabilities to balance our risk exposures.  Its principal objective is to enhance profitability while maintaining appropriate levels of liquidity and interest rate risks.  The Credit Committee of the Bank’s Board and management’s Credit Risk Committee and various credit committees have responsibility for setting and implementing strategies to achieve our credit risk goals and objectives in accordance with the credit policy approved by our Board of Directors.  The management Risk and Compliance Team has responsibility for overseeing the implementation of our risk management program.  In sum, all such committees assist and report to the Board in connection with the monitoring and oversight of certain risks and/or the implementation of the policies and objectives adopted by the Board.

Board Meetings

Our Board of Directors held 5 meetings in 2022.  No incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings of Board committees in which he served in that year.  Board members are required to attend our annual meeting of shareholders.  All Board members then in office attended last year’s annual meeting of shareholders.

Executive Meetings of Non-Management Directors

Our Board of Directors holds regular meetings of “non-management directors” (that is, directors who are not executive officers of the Company) to promote open discussions and better communication among such directors.  Julian S. Inclán, the Chairperson of the Board, has been chosen to preside at such meetings.

Board Committees

Our Board of Directors has a standing Audit Committee, Risk and Compliance Committee, Compensation Committee and Corporate Governance and Nominating Committee.

The Audit Committee assists our Board of Directors in its oversight of our financial reporting process and meets without management’s presence.  It fulfills its oversight responsibilities by reviewing: (a) the integrity of the financial reports and other financial information provided by us to any governmental or regulatory body or to the public; and (b) our auditing, accounting, and financial reporting processes generally.  The members of this committee are Rafael Vélez, Chairperson, Julian S. Inclán, Vice Chairperson, and Jorge Colón-Gerena.  Our Board of Directors has determined that each member of this committee is financially literate or has accounting or related financial management expertise, and that Rafael Vélez is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of U.S. Securities and Exchange Commission (“SEC”) Regulation S-K.  It met 9 times in 2022.

The Audit Committee operates pursuant to a written charter that has been approved by our Board of Directors, a current copy of which is available on our website at www.ofgbancorp.com.  All of its members are independent directors as required by the NYSE and the SEC.

The Risk and Compliance Committee assists our Board of Directors in its oversight of our internal controls, enterprise risk management, and legal and regulatory compliance.  It fulfills its oversight responsibilities by reviewing our systems of internal controls regarding finance, accounting, legal and regulatory compliance, and ethics that management and our Board of Directors have established.  The members of this committee are Néstor de Jesús, Chairperson, Susan Harnett, Vice Chairperson and Julian S. Inclán.  It met 4 times in 2022.

The Risk and Compliance Committee operates pursuant to a written charter that has been approved by our Board of Directors, a current copy of which is available on our website at www.ofgbancorp.com.  All of its members are independent directors.

The Compensation Committee discharges the responsibilities of our Board of Directors relating to compensation of our directors and executive officers.  Its general responsibilities are:  (a) reviewing and approving corporate goals and objectives relevant to the compensation of the CEO; (b) evaluating the CEO’s performance in light of those goals and objectives; (c) making recommendations to our Board of Directors with respect to CEO compensation, and approving director compensation; (d) producing a committee report on executive compensation; (e) succession planning; and (f) conducting an annual performance evaluation of itself.  This committee also administers our equity-based compensation plan and is given absolute discretion to, among other things, construe and interpret the plan; to prescribe, amend and rescind rules and regulations relating to the plan; to select the persons to whom plan awards will be given; to determine the number of shares subject to each plan award; and to determine the terms and conditions to which each plan award is subject.  The members of this committee are Jorge Colón-Gerena, Chairperson, Edwin Pérez, Vice Chairperson, Annette Franqui, and Julian S. Inclán.  It met 2 times in 2022.

The Compensation Committee operates pursuant to a written charter that has been approved by our Board of Directors, a current copy of which is available on our website at www.ofgbancorp.com.  All of its members are independent directors as required by the NYSE.

The Corporate Governance and Nominating Committee assists our Board of Directors by:  (a) identifying individuals qualified to become directors consistent with criteria approved by the Board; (b) selecting or recommending that the Board select the director nominees for the next annual meeting of shareholders; (c) developing and recommending to the Board a set of corporate governance principles applicable to us that are consistent with sound corporate governance practices and in compliance with applicable legal, regulatory, or other requirements; (d) monitoring and reviewing any other corporate governance matters which the Board may refer to this committee; and (e) performing an annual evaluation of the Board, Board committees and each of the directors individually. The members of this committee are Susan Harnett, Chairperson, Néstor de Jesús, Vice Chairperson, and Julian S. Inclán. It met 2 times in 2022.

The Corporate Governance and Nominating Committee operates pursuant to a written charter that has been approved by our Board of Directors, a current copy of which is available on our website at www.ofgbancorp.com.  All of its members are independent directors as required by the NYSE.

Pursuant to our by-laws, no nominations for directors, except those made by our Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee, will be voted upon at the annual meeting unless other nominations by shareholders are made in writing, together with certain information about the nominating shareholder and the nominee, including the nominee’s qualifications for service and his or her written consent to serve on our Board of Directors if elected, and delivered to the Secretary of the Board at least 120 days prior to the anniversary date of the mailing of proxy materials in connection with last year’s annual meeting.  Ballots bearing the names of all of the persons nominated by our Board of Directors and by shareholders, if properly made, will be provided for use at the annual meeting.  The Corporate Governance and Nominating Committee has not established any specific, minimum qualifications that it believes must be met by a nominee recommended by such committee for a position on our Board of Directors.  The Committee instead considers general factors, including, without limitation, the candidate’s experience with other businesses and organizations, the interplay of such experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any of its committees.

Board Diversity

The Corporate Governance and Nominating Committee generally identifies qualified candidates based on recommendations made by existing directors, management, or independent consultants.  There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.  The committee will consider potential nominees by management, shareholders or other members of the Board, and develop and evaluate information from a variety of sources regarding the potential nominee before making a decision.

Pursuant to its charter, the Corporate Governance and Nominating Committee considers diversity, among other factors such as competencies, experience, age and other appropriate qualities, to determine which candidates it recommends to our Board of Directors for approval as nominees.  The committee focuses mainly on achieving a balance of experience on the Board that represents a cross-section of the local community, including directors with experience in the public and private sectors, experience in the medical, legal and accounting professions, and experience in a variety of industries relevant to our business needs.

The following matrix provides the tenure, race, ethnicity and gender of the nominees to our Board.  Our Corporate Governance and Nominating Committee is in the process of identifying candidates for the two vacancies that will exist after the annual meeting of shareholders and is committed to maintaining a minimum of two women directors on our Board.  Our Corporate Governance and Nominating Committee is in the process of identifying candidates for a vacancy and nominated for election at the 2022 annual meeting a second highly qualified woman to meet its commitment to maintain a minimum of two women directors to serve on our Board.

	Julian Inclán	José R. Fernández	Jorge Colón-Gerena	Néstor de Jesús	Annette Franqui	Susan Harnett	Rafael Vélez
White / Caucasian	●	●		●		●	●
Hispanic / Latino / Puerto Rican	●	●	●	●	●		●
Male	●	●	●	●			●
Female					●	●
Years of Tenure	15	18	9	7	1	4	1

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PROGRAM

Our Company’s Environmental, Social and Governance (“ESG”) Program was established in 2020 with the adoption by the Board of Directors of our ESG Policy.  Our ESG Policy establishes as the Company’s policy to continuously strive to be socially and environmentally sustainable and to have effective governance practices that protect our key stakeholders – our clients, employees, shareholders and the communities we serve.  It establishes the Company’s human rights and environmental impact policy.  Our human rights policy requires the Company to respect the human rights of all individuals and to not do business with any company that engages in human rights violations.  Our environmental impact policy recognizes the impact of greenhouse gases on global warming.  As such, our policy is to strive to become carbon neutral, decrease consumption of natural resources, promote the use of recyclable and biodegradable materials, and avoid any developments that have an adverse effect on high biodiversity environments.  In addition, we will continuously evaluate our credit underwriting practices to consider what environmental practices we may incentivize as may be appropriate given our size, complexity and market and consistent with our business strategy.

Pursuant to the ESG Policy, our General Counsel will establish and implement an ESG Program under the supervision of the CEO for monitoring and reporting our Company’s performance along established ESG metrics.  Our ESG Program is overseen by our Board of Directors.  In addition, the ESG Program will establish long term ESG goals that complement and support our business strategy.  Our ESG Policy requires that we prepare and publish an annual ESG report to our stakeholders.  Initially, the Company has adopted the commercial banking, mortgage finance and consumer finance standards of the Sustainability Accounting Standards Board as our framework for disclosing our ESG performance to our various stakeholders.

In 2022, we completed a materiality assessment to establish ESG priorities based on the feedback of our various stakeholders.  We also published our third consecutive ESG report based primarily on the metrics established for our principal industries by the Sustainability Accounting Standards Board.  We also supplemented our ESG report with new reporting on our energy consumption from our business operations and continued our reporting on financing to borrowers dedicated to renewable energy generation or financing.

More information related to our ESG Program and our Company’s published ESG reports are available in the ESG page on our website at www.ofgbancorp.com.

Corporate Governance Principles and Guidelines

We have adopted a set of Corporate Governance Principles and Guidelines to promote the functioning of our Board of Directors and its committees, to protect and enhance shareholder value, and to set forth a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions.  We have also adopted a Code of Business Conduct and Ethics that reaffirms our basic policies of business conduct and ethics for our directors, officers, employees and agents.  It consists of basic and general standards of business as well as personal conduct.  The Corporate Governance Principles and Guidelines and the Code of Business Conduct and Ethics are available on our website at www.ofgbancorp.com.

Any shareholder who desires to contact our Board of Directors or any of its members may do so by writing to:  Chairperson of the Board, OFG Bancorp, P.O. Box 195145, San Juan, Puerto Rico 00919-5145.  Alternatively, any interested party, including, without limitation, shareholders and employees, may report possible legal or ethical violations, including, without limitation, concerns regarding questionable accounting or auditing matters.  Any such interested party may submit his or her communication or report, anonymously, through OFG Bancorp’s whistleblower hotline, Ethics Point, online at https://secure.ethicspoint.com/domain/media/en/gui/20510/index.html or by calling toll-free within the United States, Guam, Puerto Rico and Canada, +1-888-366-6023.

Proposal 2: Advisory Vote on Executive Compensation

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are required to have a separate non-binding shareholder vote to approve the compensation of our Named Executive Officers at least once every three years.  This is commonly known as a “say-on-pay” vote.  At the annual meeting of shareholders held in 2017, a majority of our shareholders voted in favor of holding the say-on-pay vote every year.  As previously disclosed, the Company has decided to hold such vote every year until the next shareholder advisory vote on the frequency of future advisory votes on executive compensation.

We have in place a comprehensive executive compensation program under the oversight of the Compensation Committee of our Board of Directors.  Our program is described under the heading “Compensation Discussion and Analysis” and in the tabular and narrative disclosures related to Named Executive Officers in this proxy statement.  The Compensation Committee continually monitors the program as well as general economic, regulatory and legislative developments affecting executive compensation.

Our executive compensation program is intended to reward achievements of Company performance objectives aligned with our strategic plan and the creation of shareholder value.  We seek to attract and retain the most talented and effective executive team for the Company by providing an appropriate mix of fixed versus variable compensation while emphasizing pay-for-performance in accordance with our short and long-term goals.  We will continue to pursue compensation arrangements that are intended to align the financial interests of our executives with the long-term interests of our shareholders.

This proposal gives you the opportunity to vote for or against, or abstain from voting on, the following resolution related to the compensation of our Named Executive Officers:

RESOLVED, that the compensation paid to the Company’s named executive officers disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

Since your vote is advisory, it is not binding on the Company or our Board of Directors and will not be construed as overruling any of our executive compensation decisions.  However, our Board of Directors and its Compensation Committee may take into account the voting results when considering future compensation arrangements.

Our Board of Directors recommends that you vote “FOR” this proposal.

Compensation Discussion and Analysis

Overview

Our executive compensation program aims to promote our long-term success, to attract and retain qualified and talented leaders and motivate them to accomplish our financial goals.  To this end, our executive compensation program considers our corporate results in light of our competitive position and goals, and also each executive’s individual performance, commitment and achievements.

This Compensation Discussion and Analysis explains our executive compensation program for our Named Executive Officers (“NEOs”) listed below.  It also describes how compensation decisions are made and the reasons for specific decisions made in 2022.

Name	Title
José R. Fernández	President, CEO and Vice Chairperson of the Board
Ganesh Kumar	Chief Operating Officer
Maritza Arizmendi	Chief Financial Officer
César Ortiz	Managing Director, Retail Business Development
Patrick Haggarty	Managing Director, Commercial Banking

Executive Summary

2022 Business and Financial Highlights.  In 2022, we continued to execute on our strategy of distinguishing Oriental Bank as a leader in quality of service among Puerto Rico banks.  Below are some highlights of the Company’s financial and operational performance for 2022:

•	Increased diluted EPS to $3.44 from $2.81 in 2021.
•	Increased total core revenues to $607.8 million from $536.6 million in 2021.
•	Maintained new loan production at $2.3 billion compared to $2.4 billion in 2021.
•	Increased tangible book value to $19.56 per common share from $19.08 in 2021.
•	Increased total common stock dividends paid to $0.70 per share from $0.40 in 2021.
•	Repurchased $64.1 million in common stock pursuant to a $100 million stock repurchase program.
•	Expanded digital-first solutions to provide customers with easy-to-use, 24/7, self-service capabilities.
•	Continued optimizing our network of branches, self-service kiosks and intelligent and automated teller machines to better serve our clients wherever they may be.

2022 Compensation Highlights.  The Compensation Committee took several actions in light of the Company’s recent performance.

•	For 2022, no adjustments were made to the compensation of our CEO, Mr. Fernández, and our COO, Mr. Kumar.
•

We continued to adjust various elements of compensation for our CFO, Ms. Arizmendi, our Managing Director, Retail Business Development, Mr. Ortiz, and our Managing Director, Commercial Banking, Mr. Haggarty, to ensure that their total target compensation is competitive and consistent with our compensation strategy.

Summary of Executive Compensation Practices.  Our executive compensation program includes the following practices and policies, which we believe promote sound compensation governance and are in the best interests of our shareholders and NEOs.

WHAT WE DO		WHAT WE DON’T DO
✓	Performance based variable compensation	☒	NO short-selling, hedging or pledging of
✓	Benchmarking against a relevant peer group		Company securities
✓	Independent external compensation consultant	☒	NO supplemental executive retirement plans
✓	Clawback of variable cash and equity	☒	NO severance benefits exceeding 3x base salary
	compensation for malfeasance		and annual cash bonus
✓	Annual risk assessment of compensation program	☒	NO excise tax gross-ups
✓	Double-trigger vesting for all outstanding equity	☒	NO repricing, buyout or exchange of underwater
	awards in connection with change in control		stock options
✓	Stock ownership requirements	☒	NO guaranteed bonuses
✓	Annual say on pay vote	☒	NO uncapped incentives
		☒	NO excessive perquisites
		☒	NO equity compensation plans with evergreen
provisions

2022 Advisory Vote on Executive Compensation.  At the 2022 annual meeting of shareholders, our executive compensation program received the support of 98% of our shareholders.  We believe that our executive compensation program is designed to support the Company and our business strategies in concert with our compensation philosophies and objectives.

What Guides Our Program

Compensation Philosophy and Objectives.  The philosophy of our executive compensation program is to provide competitive compensation that rewards achievement of our strategic objectives supporting the creation of shareholder value.  Accordingly, the main objectives of our program are to:

•	Align the interests of our executives with our shareholders;
•	Reward short and long-term financial performance by the Company;
•	Reward superior individual performance;
•	Attract and retain seasoned executives; and
•	Ensure proper governance practices.

Our philosophy is to align the interests of our executives with our shareholders by promoting ownership of our Company’s common stock through equity awards and minimum stock ownership requirements.  Furthermore, a significant component of our compensation program for our NEOs, is incentive (variable) compensation that is primarily tied to financial, operational and strategic results over both short and long-term performance periods.

We are cognizant of our competitive environment for superior executive talent and seek to maintain a compensation strategy that is competitive in the financial services industry in Puerto Rico and the United States.

Elements of Compensation. We have established three primary elements for our executive compensation program: base salary, annual cash bonus awards and long-term equity-based compensation.  These elements are reviewed to ensure an appropriate mix of fixed versus variable compensation and focus on both short and long-term business performance.

Base salary is designed to be competitive with comparable executive positions and considers the complexity and unique challenges of each executive’s position, individual skills, experience, background and performance.

Annual cash bonus awards are based on a balanced scorecard that takes into consideration the accomplishment of Company-wide performance goals and, for certain executives, their business unit’s performance and individual performance evaluation.

Long-term incentives are granted to our executives in the form of performance-based and time-based awards to foster ownership of the Company’s common stock, link our executives’ compensation to shareholder value and support our leadership retention objectives.

Compensation Mix.  The charts below show the target total direct compensation of Mr. Fernández, our CEO, Mr. Kumar, our COO and second highest ranking officer, and the average of our other NEOs for 2022.  These charts illustrate that a significant portion of such compensation is variable and performance-based.

2022 CEO COMPENSATION MIX
Restricted Units 19%
Base Salary 32%
Performance Shares 20%
Annual Cash Bonus 29%

2022 COO COMPENSATION MIX
Restricted Units 18%
Base Salary 36%
Performance Shares 18%
Annual Cash Bonus 29%

2018 CEO COMPENSATION MIX Restricted Units 16% Performance Shares 16% Annual Cash Bonus 29% Base Salary 39% 2018 COO COMPENSATION MIX Restricted Units 12% Performance Shares 12% Annual Cash Bonus 38% Base Salary 38%

2022 NEOS (OTHER THAN CEO AND COO) COMPENSATION MIX
Restricted Units 11%
Performance Shares 11%
Annual Cash Bonus 22%
Base Salary 56%

2018 NEOS (OTHER THAN CEO AND COO) COMPENSATION MIX Restricted Units 10% Performance Shares 10% Annual Cash Bonus 22% Base Salary 58%

Determination of Compensation Decisions

The Company’s Compensation Committee, senior management and independent compensation consultant play key roles in making compensation decisions with respect to our executives.

The Role of the Compensation Committee.  The Compensation Committee of our Board of Directors plays a key role in the development and oversight of our compensation program.  It consists entirely of independent directors and operates under a written charter approved by our Board of Directors, which is publicly available at www.ofgbancorp.com.  The Compensation Committee recommends for approval by the Board of Directors the employment agreement that governs the compensation of our CEO Mr. Fernández, approves the corporate scorecard used to determine all or a significant portion of the annual cash bonus for our NEOs, and grants equity awards to all executives under our long-term incentive plan.  As appropriate, it looks to our senior management and independent compensation consultants for support in its work. While the Compensation Committee values input and advice from these and other sources, it exercises its independent judgment in reaching its decisions.

The Compensation Committee approves base salary increases and the incentive compensation of the CEO.  His compensation level is guided by the terms of his Employment Agreement, dated July 21, 2021.  The Compensation Committee may increase his salary after the first year, and his target performance bonus under our annual bonus plan and his target long-term incentive are based on a percentage of his base salary established by the Compensation Committee.

In conducting its annual evaluation of the CEO’s performance, the Compensation Committee considers the CEO’s contributions to the overall performance of the Company, including his individual performance.  It also reviews our key operating results along with the accomplishment of our key strategic initiatives and considers the standard of living in San Juan, Puerto Rico, where our main offices are located.  As part of this process, the Compensation Committee reviews all relevant information or data, including the results of our CEO’s performance scorecard and compensation levels for chief executive officers at peer group companies and the operating environment in which the Company does business.  Furthermore, the Chairpersons of our Board of Directors and Compensation Committee meet periodically with our CEO to discuss his performance.  The progress results of these meetings are reported to our Board of Directors.  The CEO does not participate in any decision regarding his compensation.

Our Compensation Committee also considers other relevant factors in making compensation decisions or recommendations for our CEO, including salary data for comparable positions at peer group companies in Puerto Rico and the U.S., and compensation levels at the Company.

Determining Goals.  The Compensation Committee is responsible for establishing both short and long-term goals that guide both our cash bonus award and the level of achievement of performance shares.  For the Compensation Committee to perform its goal-setting functions, the following process is followed.

Prior to the beginning of the year, the Board reviews and approves the Company’s strategic plan, and senior executives and department or division heads meet and discuss the Company’s strategic plan and the goals for the Company in the upcoming year that will form part of the Company scorecard.  At the beginning of the year, the Board reviews and approves an annual budget for the Company on a consolidated basis and separately for its banking subsidiary.  The Compensation Committee then reviews and assesses performance goals presented by management and determines the structure of the annual goals for the Company scorecard that determines the payout of all or a significant portion of annual bonus awards and the three-year goals for determining the payout of performance shares.  Performance share goals include minimum performance thresholds that must be met to earn any award, as well as performance levels required to achieve maximum payouts.  Performance goals for the business units that impact the annual cash bonus are established by the CEO with the support of the Finance and Human Resources Departments.

The level of achievement of such goals that form part of the Company scorecard plays an essential role in the determination of the annual cash bonus awards.  On a quarterly basis, senior management and our Board of Directors review our actual financial performance against the goals set for the year.  In addition, our Board of Directors receives quarterly reports detailing our actual financial performance compared to these goals.  Such reports are discussed in the corresponding Board meetings.

Each annual cash bonus performance goal is assigned a weight.  For 2021, performance goals did not have a minimum or maximum level of achievement.  Executives must achieve a minimum rating on their individual performance evaluations to be eligible for any annual cash bonus.  Each target bonus is expressed as a percentage of the executive’s base salary.

The Role of Senior Management.  Our CEO, with the assistance of our Human Resources Director and an independent compensation consultant, establishes the base salary and target cash bonus award of all other executives of the Company and recommends to our Compensation Committee equity awards for other executives.

In making compensation decisions, our CEO, with the assistance of our Human Resources Director, considers several factors, such as the scope, complexity and degree of challenge of each executive’s responsibilities, as well as his or her performance, skills, experience and succession potential.  In the past, he has also considered in making decisions, among other information, industry compensation and benefits studies prepared by an independent compensation consultant.

On a quarterly basis, our Finance Department assesses the progress of the goals set for the year and, at the end of the year, evaluate their results.  These assessments are reviewed by the CEO who together with our Director of Human Resources and such executive’s direct supervisor undertakes an evaluation of each executive’s performance based, in part, on objective measures set forth in the performance scorecard.  The CEO considers the financial performance of the Company, the performance of each department or division, and the individual performance of each executive relative to the goals set for the year and evaluates the compensatory recommendations provided by our Human Resources Director.  In the interest of fairness, he may also take into consideration subjective or non-formulaic factors.

The Role of the Compensation Consultant and the Peer Group.  Our Compensation Committee engaged Pearl Meyer, an independent compensation consultant, to review the Company’s compensation practices with respect to our NEOs relative to our peers and develop recommendations that align better with our shareholders’ expectations for our compensation program in 2020.  As part of this process, they updated the peer group of financial institutions for the Company and prepared a comparison of the compensation of our NEOs with persons in comparable positions at peer financial institutions.  Our consultant also developed recommendations for the Compensation Committee’s consideration based on their findings.

Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee has analyzed whether the work of Pearl Meyer has raised any conflicts of interest, taking into consideration the following factors, among others: (i) the provision of other services to the Company by Pearl Meyer; (ii) the amount of fees from the Company paid to Pearl Meyer as a percentage of their respective total revenues; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee has determined, based on its analysis of the above factors, among others, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company has not created any conflicts of interest.

The Role of Peer Market Data

The peer group was proposed for the Company by Pearl Meyer and approved by our Compensation Committee.  Establishing a peer group for the Company is particularly challenging given that the Puerto Rico financial services market is significantly different from the United States and the economy does not generally move in tandem with the economy in the United States.  For most of the past 18 years, Puerto Rico has been suffering through a prolonged recession and government fiscal crisis while the United States has seen economic growth and a fiscally stable government.  Moreover, during such period the financial services market in Puerto Rico has undergone a dramatic consolidation resulting in only three publicly traded financial services companies that operate in Puerto Rico, one of which is not an appropriate peer due to its significantly larger size.  The significant exodus of people from the island of Puerto Rico during these crises has also significantly limited the pool of available talent.  Our peer group was selected considering the total asset size of the companies and the regional markets in which they operate relative to the asset size and regional markets of OFG Bancorp.  The peer group for our compensation decisions consisted of the following companies:

First BanCorp (Puerto Rico)	Ameris Bancorp	ServisFirst Bancshares, Inc.
First Financial Bankshares	First Commonwealth Financial Corporation	Trustmark Corporation
S&T Bancorp, Inc.	Independent Bank Group, Inc.	WesBanco, Inc.
Renasant Corporation	United Community Banks, Inc.	TowneBank
Sandy Spring Bancorp	Customers Bancorp, Inc.	BancFirst Corporation
Amerant Bancorp Inc.	Seacoast Banking Corporation of Florida	Eagle Bancorp, Inc.

Analysis of Compensation Decisions

Base Salary.  The base salaries of Ms. Arizmendi and Mr. Haggarty were increased in 2022 to better align their total target compensation with their peers.  In addition, the base salary for Mr. Ortiz was increased as part of our annual merit base salary increase program based on his individual performance evaluations and other economic and employment market considerations.

Name	2021 Base Salary	2022 Base Salary	Adjustment (%)
José R. Fernández	$935,000	$935,000	0.0%
Ganesh Kumar	$700,000	$700,000	0.0%
Maritza Arizmendi	$375,000	$400,000	6.7%
César Ortiz	$263,999	$274,000	3.8%
Patrick Haggarty	$263,699	$282,000	6.9%

Annual Cash Bonus.  In 2022, the cash bonus targets of Ms. Arizmendi, Mr. Ortiz and Mr. Haggarty were increased as a percentage of their base salaries to better align their total target compensation with their peers.

The table below shows the bonus opportunities at target-level performance for 2020 and 2021.

	2021 Target Bonus		2022 Target Bonus
Name	%	Amount ($)%		Amount ($)
José R. Fernández	90	841,500	90	841,500
Ganesh Kumar	90	630,000	80	560,000
Maritza Arizmendi	60	225,000	70	280,000
César Ortiz	30	79,200	40	109,600
Patrick Haggarty	30	79,110	40	112,800

The Compensation Committee decided to maintain the existing scorecard metrics, which are tied to financial criteria that address protecting and growing franchise value in a safe and sound manner.  The Compensation Committee established performance metrics based on four key business goals, growth, agility, resiliency, and operating leverage:

•	Growth – Grow our market share operating income,
•	Agility -- Increase the average revenues per customer,

•	Resiliency -- Decrease the Texas Ratio, and
•	Operating leverage -- Decrease the efficiency ratio.

The table below presents our 2022 Company-wide performance goals, including the weight of each goal and the percent of achievement of the target amount.

Performance Measure	Weight	% of Target	Score
Market Share Operating Income	35	101.25%	35.44
Average revenues per customer	20	104.45%	20.89
Texas Ratio	15	101.90%	15.29
Efficiency Ratio	30	105.98%	31.79
Total			103.41

To determine each NEO’s bonus payout, the target bonus opportunity is multiplied by the result of the corporate scorecard.  The table below shows the cash bonuses of the NEOs for their performance in 2022.

Name	Target Bonus %	Performance Score[1]	Performance Bonus ($)[1]	Other Bonus ($)[1]
José R. Fernández	90%	103.41	872,000	—
Ganesh Kumar	80%	103.41	523,100	—
Maritza Arizmendi	70%	103.41	289,600	—
César Ortiz	40%	110.85	123,100	—
Patrick Haggarty	40%	100.73	116,400	—

1.

For purposes of this table, the performance score was rounded to the nearest hundredth and the performance bonus is rounded up to the next hundred dollars.  No discretionary or special cash bonuses were earned or paid in 2022 to the NEOs.

Long-Term Incentive Compensation Our long-term incentive compensation is designed to ensure that executives have a continuing stake in our success and to encourage executives to focus on performance goals that will enhance the value of our franchise and capital stock.  Such incentives are also designed to retain key executives, reward risk management, and link executive performance to the creation of franchise and shareholder value.

NEOs receive 50% of long-term incentive value in the form of performance shares, where vesting is contingent on meeting tangible book value and average return on tangible common equity goals over a three-year performance cycle.  The remaining 50% of long-term incentive value is granted in the form of restricted units with a third of the restricted units vesting annually on a three-year vesting schedule.  We believe that this framework reflects peer group market practices and that it strengthens the link between executive performance and shareholder value.

The value of the equity awards granted to Mr. Fernández are based on a percentage of his base salary.  The value of the equity awards granted to our other NEOs is also based on a percentage of their base salaries, but also takes into account the recommendations of our CEO.

In 2023, the Compensation Committee approved equity awards to the NEOs for their performance in 2022 as follows:

	Performance Shares		Restricted Units			% of Base	% Target of Base
Name	Target Value ($)	Target Amount	Value ($)	Amount	Total Value ($)	Salary	Salary
José R. Fernández	561,457	20,350	561,457	20,350	1,122,913	120%	120%
Ganesh Kumar	350,393	12,700	350,393	12,700	700,786	100%	100%
Maritza Arizmendi	140,709	5,100	140,709	5,100	281,418	70%	70%
César Ortiz	62,078	2,250	62,078	2,250	124,155	45%	45%
Patrick Haggarty	62,078	2,250	62,078	2,250	124,155	44%	45%

Half of the performance shares vest based on the achievement of growth in the Company’s tangible book value over a three-year performance cycle ending on December 31, 2025.  The other half vest based on the Company’s average return on average tangible common equity over that same period.  The Compensation Committee, with the assistance of the independent compensation consultant, determined that the vesting of the performance shares should be based on two metrics, which is consistent with market practice among the Company’s peers.  In determining the appropriate metrics, the Compensation Committee evaluated various metrics, such as tangible book value, earnings per share, return on equity, return on assets and total shareholder return. The Compensation Committee selected tangible book value and average return on average tangible common equity.  As such, our Compensation Committee determined that these performance metrics were the best to align our executive’s interest with our long-term shareholders.  Performance goals were established considering the Company’s three-year strategic plan.  The tangible book value of the Company as of December 31, 2022 was $19.08 and the target tangible book value for December 31, 2025 is $25.01.  The results of the tangible book value performance metric are adjusted to account for changes to tangible book value caused by distributions to shareholders and other extraordinary events, such as increases or decreases to the regular quarterly common dividend, the adoption and execution of stock repurchase programs, and mergers and acquisitions.

For each of the two metrics, executives will begin receiving 50% of the performance shares as common stock of the Company for reaching the threshold level of achievement for the metric in question and will receive up to 100% for reaching the target level of achievement and up to 150% for reaching the maximum level of achievement. No shares are awarded if the threshold level of achievement is not attained, and shares awarded based on straight line interpolation if the metric is achieved between the threshold and the target or between the target and the maximum.  The threshold, target and maximum level of achievement of the growth in the Company’s tangible book value and average return on tangible common equity established for the performance shares are as follows:

	Threshold	Target	Maximum
Tangible book value	$23.51	$25.01	$26.26
3-Year Average ROATCE	13.60%	14.47%	15.20%

Other Compensation Practices

Stock Ownership Requirements.  Pursuant to our Officers and Directors Stock Ownership Policy, we require our NEOs (among other officers) to own a minimum amount of our equity stock (based on the higher of the market or book value of the stock) equal to five times annual base salary in the case of our CEO, Mr. Fernández, three times annual base salary in the case of certain executive officers, including Mr. Kumar and Ms. Arizmendi, and two times annual base salary in the case of other key officers, including Mr. Haggarty and Mr. Ortiz.  Our executives are required to comply in periods ranging from 2 to 4 years after they receive their first equity award following their appointment.

Anti-hedging and Pledging Policy.  Our Insider Trading and Blackout Policy prohibits our employees from entering into any transaction to hedge or offset any decrease in the market value of our securities and from pledging any of our securities.

Clawback Policy.  Our Compensation Recoupment Policy requires that our top executives, who received incentive-based compensation (e.g., bonus, annual incentive or other performance-based cash or equity compensation awards) in the three-year period prior to a restatement of the Company’s financial statements due to material non-compliance with financial reporting requirements under the applicable securities laws, return to the Company the amount of such compensation that the executive would not have received but for the misstated financial statements.

Change-in-Control Compensation Agreements.  An important objective of our compensation program is not only the recruitment of seasoned executives but also their retention and commitment to our long-term success.  Therefore, to promote their retention and reduce any concerns that they may be adversely affected in the event of a change-in-control of the Company, we have entered into a change-in-control compensation agreement with Mr. Fernández and Mr. Kumar pursuant to which the executive is entitled to a cash payment equal to two times the sum of his annual base salary and last cash bonus if there is a change in control and as a result thereof or within one year thereafter his employment is terminated.

The following table presents the estimated cash compensation under their respective change-in-control compensation agreements based on their salaries and bonuses for 2022.  No such payout has been required to date under any such agreement by the Company.

Name	Change-in-Control Cash Compensation ($)
José R. Fernández	5,421,600
Ganesh Kumar	2,446,200

Non-Qualified Deferred Compensation.  We also offer our NEOs and other highly compensated executives a non-qualified deferred compensation plan for the deferral of taxable income and certain allowances.  Such allowances are offered on a case-by-case basis and are not intended to constitute a significant portion of the executive’s compensation.  Our non-qualified deferred compensation plan is more fully described below.

Fringe Benefits and Allowances.  We provide several fringe benefits, including a defined contribution plan and healthcare coverage, to our NEOs on the same terms as they are provided to all of our employees.  These benefits do not constitute a significant portion of the NEOs’ total compensation package and are generally available to all of our employees. We provide these benefits to retain and attract an appropriate caliber of talent and recognize that other companies with which we compete for talent provide similar benefits to their officers and employees.

Compensation Risk Assessment

Our compensation program is a key component of the Company’s overall compliance and pay-for-performance culture.  The Board’s Compensation Committee, with the assistance of our internal risk management staff, regularly reviews this program and does not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

We believe that our approach to setting goals and targets with payouts at multiple levels of performance and the evaluation of annual performance results assist in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives.  Several features of our compensation program reflect sound risk management practices, including our Compensation Recoupment Policy and our Directors and Officers Stock Ownership Policy, which are described above under the heading “Compensation Discussion and Analysis.”

We allocate compensation among base salary and incentive compensation (bonus and equity awards) to target opportunities in such a way as to not encourage excessive risk-taking.  Furthermore, although the performance measures that determine bonus and equity awards for certain business unit leaders are based in part on the achievements of their respective business units, the measures that determine payouts for all our executives include company-wide metrics.  Such metrics, which are not controlled or overly influenced by the results of any single business unit, are given greater weight in the case of NEOs.  This is based on our belief that applying company-wide metrics encourages decision-making that is consistent with our philosophy and that is in the best long-term interests of the Company and its shareholders.  Moreover, the mix of equity awards in our incentive program, which includes full value awards such as restricted stock units, and the minimum stock ownership requirements applicable to our top executives also mitigate risk.  In addition, the multi-year vesting of our equity awards properly accounts for the time horizon of risk.  Finally, each employee’s compliance with our internal policies and procedures, including ethics standards, is an important element of our annual bonus determinations.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) and the Compensation Risk Assessment with management and, based on such review and discussion, the Committee recommended that the Compensation Risk Assessment and the CD&A be included in this proxy statement.

Submitted by:

Jorge Colón-Gerena, Chairperson
Edwin Pérez, Vice Chairperson
Annette Franqui Julian S. Inclán

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a director of another entity, or as a member of the compensation committee of another entity, one of whose executive officers served as a member of our Board of Directors or as a member of its Compensation Committee at any time during 2022.

Executive Compensation

Summary Compensation Table

The following table summarizes the total compensation earned in each of the last three years by the Named Executive Officers.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)[1]	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)[2]	All Other Compensation ($)		Total ($)
José R. Fernández	2022	935,000	—	1,129,545	—	872,200	124,762	[3]	3,061,507
President & Chief Executive Officer	2021	935,000	—	1,082,452	—	878,700	124,685		3,020,837
	2020	865,000	—	1,211,341	—	617,700	88,659		2,782,700
Ganesh Kumar	2022	700,000	—	705,617	—	523,100	121,521	[4]	2,050,238
Chief Operating Officer	2021	700,000	—	729,764	—	585,000	120,239		2,135,003
	2020	700,000	—	684,650	—	444,400	107,747		1,936,797
Maritza Arizmendi	2022	400,000	—	264,955	—	289,600	53,334	[5]	1,007,889
Chief Financial Officer	2021	375,000	—	273,896	—	235,400	26,361		910,657
	2020	375,000	—	276,700	—	178,600	27,211		857,511
César Ortiz	2022	274,000	—	80,881	—	123,100	38,215	[6]	516,196
Managing Director,	2021	263,999	—	131,320	—	83,300	17,465		496,084
Retail Business Development	2020	257,550	—	106,078	—	65,200	49,667		478,495
Patrick Haggarty, Managing Director, Commercial Banking	2022	282,000	—	80,881	—	116,400	34,091	[7]	513,372

1.

The value of equity awards is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  For a discussion of the assumptions that we made in the valuation of the option awards, please refer to the notes to our audited financial statements.

2.

The non-equity incentive plan payments for each year were made in the first quarter of the following year and intended as compensation for performance of the NEOs during the previous year, except for a $600 advance paid during the fourth quarter as a Christmas bonus.

3.

This amount represents $100,000 for reasonable personal expenses in the performance of Mr. Fernández’s duties, $13,493 for the payment of medical insurance premiums, the payment of life and disability insurance premiums, and our matching contribution pursuant to our 401(k)/1081.01(d) Plan.

4.

This amount represents $100,500 for reasonable personal expenses in the performance of Mr. Kumar’s duties, our matching contribution pursuant to our 401(k)/1081.01(d) Plan, and payment of medical, life and disability insurance premiums.

5.

This amount represents $41,000 for reasonable personal expenses in the performance of Ms. Arizmendi’s duties, $5,739 for the payment of medical insurance premiums, our matching contribution pursuant to our 401(k)/1081.01(d) Plan, and payment of life and disability insurance premiums.

6.

This amount represents $20,000 for reasonable personal expenses in the performance of Mr. Ortiz’s duties, $9,483 for the payment of medical insurance premiums, $7,151 for our matching contribution pursuant to our 401(k)/1081.01(d) Plan, and payment of life and disability insurance premiums.

7.

This amount represents $18,000 for a car allowance, $8,521 for the payment of medical insurance premiums, $5,960 for our matching contribution pursuant to our 401(k)/1081.01(d) Plan, and payment of life and disability insurance premiums.

The median of the annual total compensation of all employees of the Company, except the CEO, in 2022 was $41,888, and the ratio of the median of the annual total compensation of all employees of the Company to the annual total compensation of the CEO in 2022 was 1:73.  The median employee was selected as of December 31, 2020 based on the total cash compensation (i.e., base salary and bonus) paid to employees during 2020.

2021 Employment Agreement

José Rafael Fernández entered into an Employment Agreement with the Company on July 28, 2021 (as amended, the “2021 Employment Agreement”), which replaced the Employment Agreement entered into February 28, 2018 (as amended, the “2018 Employment Agreement”).  Mr. Fernández is our President and Chief Executive Officer and the Vice Chairperson of our Board of Directors.  The 2021 Employment Agreement is effective as of July 1, 2021 and ends on June 30, 2024.

As provided in the 2021 Employment Agreement, Mr. Fernández reports directly to our Board of Directors and has overall responsibility for the business and affairs of the Company.  During the term of the 2021 Employment Agreement and in any election of directors in which Mr. Fernández’s term as director is set to expire, the Board will nominate and recommend to the shareholders of the Company his election as a Board member and, if elected, will appoint him its Vice Chairperson.

The 2021 Employment Agreement, as amended subject to the approval of the Board of Directors, provides that Mr. Fernández will be compensated as follows: (i) annual base salary of $935,000, which may be increased by the Compensation Committee of our Board of Directors; (ii) annual target bonus of a percentage, established by the Compensation Committee, of his annual base salary payable on or before March 31 of each year pursuant to the Company’s non-equity incentive bonus plan; (iii) annual expense allowance of $100,000 for his car-related expenses, membership expenses for social, business and professional organizations, and any other expenses which in his judgment are reasonably appropriate for the performance of his duties as President and Chief Executive Officer of the Company; (iv) a 10-year term life insurance policy in the amount of $3,000,000 covering his life and having as beneficiaries his spouse and heirs or other beneficiaries designated by him; (v) 25 days of paid vacation per year; and (vi) additional incentive compensation under the Company’s equity based compensation plan up to an annual amount equal to a percentage, established by the Compensation Committee, of his annual base salary, but he may elect to receive the award in deferred cash equivalents if he is in compliance with the Company’s Stock Ownership Policy. It also provides that Mr. Fernández will be entitled to participate in any equity-based compensation plan, profit-sharing plan or other plans, benefits and privileges offered by the Company to its employees and executives to the extent that he is otherwise eligible and qualifies to participate in and receive such benefits or privileges.

The 2021 Employment Agreement may be terminated by our Board of Directors for “just cause” (as defined therein).  In the event it is terminated for just cause or if Mr. Fernández is removed or barred from office under applicable law, he will have no right to compensation or other benefits for any period after such termination.  However, if the 2021 Employment Agreement is terminated by our Board of Directors other than for just cause and other than in connection with a change in control of the Company (as defined in his Change in Control Compensation Agreement with the Company), or if Mr. Fernández terminates the 2021 Employment Agreement for “good reason” (as defined therein), the Company will be required to pay him as severance, in lieu of any further compensation for periods subsequent to the date of termination, a lump sum equal to the product of (a) his annual base salary and bonus (equal to the average cash bonus paid to him in the last two fiscal years prior to the termination date), multiplied by (b) three.

Change-in-Control Compensation Agreements

We have entered into Change-in-Control Compensation Agreements with José Rafael Fernández and Ganesh Kumar.  Each agreement remains in full force as long as the person is employed by us.

Under the agreements, they are entitled to certain cash payment compensation in the event there is a “change in control of the Company” and as a result thereof or within one year after the change in control, the person’s employment is terminated by us or our successor in interest.  The cash compensation will be an amount equal to the sum of such person’s annual base salary at the time the termination of his or her employment occurs and his or her last cash bonus paid prior to the termination of his or her employment times three for Mr. Fernández and times two for Mr. Kumar.

For purposes thereof, a change in control is deemed to have occurred if (i) any person or entity (including a group) acquires direct or indirect ownership of 50% or more of the combined voting power of the Company’s then outstanding common stock as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (ii) the shareholders of the Company approve (a) any consolidation or merger of the Company in which the Company is not the surviving corporation (other than a merger in which the holders of the Company’s common stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the Company’s assets to an entity which is not a wholly-owned subsidiary of the Company.

Life Insurance

We provide each of our NEOs with a life insurance policy, which in the event of death would pay his or her heirs or beneficiaries up to a maximum of $700,000 or, if the NEO qualifies, $1,000,000.  We also provide our CEO with an additional life insurance policy, which in the event of his death would pay $3 million to his heirs or beneficiaries.

401(k)/1081.01(d) Plan

All the Company’s employees, including the employees of its subsidiaries, are eligible to participate in our cash or deferred arrangement profit sharing plan (the “401(k)/1081.01(d) Plan”).  The 401(k)/1081.01(d) Plan is a defined contribution plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and is qualified under Sections 1081.01(a) and 1081.01(d) of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Internal Revenue Code”).  The 401(k)/1081.01(d) Plan offers eligible participants several investment alternatives, including several U.S. mutual funds, a money market account, and shares of common stock of the Company.  Contributions made through payroll deductions not in excess of a specified amount may be accumulated per year as before-tax savings. During 2022, the Company contributed 50% of the employee’s contribution up to a maximum employee contribution for matching purposes of 8% of the employee’s salary.  The matching contribution is invested in accordance with the employee’s election, which may be shares of common stock of the Company.

Grants of Plan-Based Awards

The following table presents the estimated possible payouts under our non-equity incentive awards, which reflect cash incentives pursuant to our annual bonus plan.

		Estimated Future Payouts under Non Equity Incentive Plan Awards[1]			Estimated Future Payouts under Equity Incentive Plan Awards			Number of Shares of Units	Grant Date Fair Value of Equity Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	(#)	($)[2]
José R. Fernández			841,500
	2/22/2022							20,250	564,773
	2/22/2022				$282,386	$564,773	$847,159	20,250	564,773

Ganesh Kumar			560,000
	2/22/2022							12,650	352,809
	2/22/2022				$176,404	$352,809	$529,213	12,650	352,809

Maritza Arizmendi			280,000
	2/22/2022							4,750	132,478
	2/22/2022				$66,239	$132,478	$198,716	4,750	132,478

César Ortiz			94,000
	2/22/2022							1,450	40,441
	2/22/2022				$20,220	$40,441	$60,661	1,450	40,441

Patrick Haggarty			109,600
	2/22/2022							1,450	40,441
	2/22/2022				$20,220	$40,441	$60,661	1,450	40,441

1.	Pursuant to our non-equity incentive plan, there are no threshold or maximum payouts.
2.	Grant date fair value of awards computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End

The following table presents information concerning unexercised stock options of each Named Executive Officer outstanding as of December 31, 2022.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
José R. Fernández	52,300	—	$16.10	2/27/2024
	46,300	—	$17.44	2/24/2025
Total	98,600	—
Ganesh Kumar	25,500	—	$14.52	1/22/2023
	27,100	—	$16.10	2/27/2024
	23,200	—	$17.44	2/24/2025
Total	75,800	—
Maritza Arizmendi	6,000	—	$16.10	2/27/2024
	6,000	—	$17.44	2/24/2025
Total	12,000	—

The following table presents information concerning restricted stock units and performance shares of Named Executive Officers that were outstanding and subject to the restricted period or the performance cycle as of December 31, 2022.

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares or Units of Stock That Have Not Vested (#)		Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)
José R. Fernández	137,263	[1]	3,782,968	5,063	[1]	139,523
Ganesh Kumar	82,614	[2]	2,276,828	3,163	[2]	87,159
Maritza Arizmendi	33,297	[3]	917,652	1,188	[3]	32,728
César Ortiz	13,239	[4]	364,853	363	[4]	9,991
Patrick Haggarty	8,905	[5]	245,408	363	[5]	9,991

1.

The restricted periods lapse annually in thirds commencing on February 22, 2023 with respect to 20,250 restricted units granted in 2022, annually in halves commencing on February 17, 2023 with respect to 19,234 restricted units granted in 2021, and on February 18, 2023 with respect to 7,149 restricted units granted in 2020.  The performance cycles end on December 31, 2022 with respect to the award of 21,445 performance shares, on December 31, 2023 with respect to the award of 28,850 performance shares, and on December 31, 2024 with respect to the award of 20,250 performance shares.

2.

The restricted periods lapse annually in thirds commencing on February 22, 2023 with respect to 12,650 restricted units granted in 2022, annually in halves commencing on February 17, 2023 with respect to 12,967 restricted units granted in 2021, and on February 18, 2023 with respect to 3,334 restricted units granted in 2020.  The performance cycles end on December 31, 2022 with respect to the award of 10,000 performance shares, on December 31, 2023 with respect to the award of 19,450 performance shares, and on December 31, 2024 with respect to the award of 12,650 performance shares.

3.

The restricted periods lapse annually in thirds commencing on February 22, 2023 with respect to 4,750 restricted units granted in 2022, annually in halves commencing on February 17, 2023 with respect to 4,867 restricted units granted in 2021, and on February 18, 2023 with respect to 1,667 restricted units granted in 2020.  The performance cycles end on December 31, 2022 with respect to the award of 5,000 performance shares, on December 31, 2023 with respect to the award of 7,300 performance shares, and on December 31, 2024 with respect to the award of 4,750 performance shares.

4.

The restricted periods lapse annually in thirds commencing on February 22, 2023 with respect to 1,450 restricted units granted in 2022, annually in halves commencing on February 17, 2023 with respect to 2,334 restricted units granted in 2021, and on February 18, 2023 with respect to 567 restricted units granted in 2020.  The performance cycles end on December 31, 2022 with respect to the award of 1,700 performance shares, on December 31, 2023 with respect to the award of 3,500 performance shares, and on December 31, 2024 with respect to the award of 1,450 performance shares.

5.

The restricted periods lapse annually in thirds commencing on February 22, 2023 with respect to 1,450 restricted units granted in 2022, annually in halves commencing on February 17, 2023 with respect to 1,000 restricted units granted in 2021, and on February 18, 2023 with respect to 567 restricted units granted in 2020.  The performance cycles end on December 31, 2022 with respect to the award of 1,700 performance shares, on December 31, 2023 with respect to the award of 1,500 performance shares, and on December 31, 2024 with respect to the award of 1,450 performance shares.

Option Exercises and Stock Vested

The following table only presents information for the Named Executive Officers who acquired stock upon the exercise of an option award and upon the lapse of the restricted period of a restricted unit award in 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
José R. Fernández	36,600	511,668	78,693	2,191,676
Ganesh Kumar	25,200	404,712	56,819	1,579,914
Maritza Arizmendi	—	—	18,470	514,370
César Ortiz	6,000	70,080	7,748	215,775
Patrick Haggarty	—	—	5,756	160,331

1.	The value is based on the closing price of a share of the Company’s common stock on the exercise date minus the exercise price of the option.

Non-Qualified Deferred Compensation

The following table presents information concerning the deferral of compensation by the Named Executive Officers on a basis that is not tax-qualified.

Name	Executive Contributions in Last FY ($)[1]	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[2]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
José R. Fernández	—	—	(203,616)	—	2,669,120
Ganesh Kumar	662	—	(12,865)	(87,166)	3,415,075
César Ortiz	15,600	—	(24,422)	5.62	98,924
Patrick Haggarty	108,148.14	—	(153,661)	—	708,587

1.	Such executive contributions are reported in the Summary Compensation Table.
2.	These earnings are not reported in the Summary Compensation Table.

The Company offers our executive officers a non-qualified deferred compensation plan, where such executives are allowed to defer taxable income.  The plan is not intended to meet the requirements of Section 1081.01 of the Puerto Rico Internal Revenue Code, and therefore, does not meet the funding, employee coverage, and other requirements which “qualified retirement plans” must satisfy thereunder.

However, the plan is intended to constitute an unfunded arrangement maintained “primarily for the purposes of providing deferred compensation for a select group of management or highly compensated employees” for purposes of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.  Under the plan, the executive’s current taxable income is reduced by the amount being deferred, which may be up to 100% of his or her salary and bonus.  Funds contributed thereto can accumulate without current income tax to the individual.  Taxes are due when the funds are withdrawn at the then current income tax rate applicable to the individual, which may be lower than his or her current income tax bracket.

Pay versus Performance Table

The following table presents the compensation of our CEO, which is our principal executive officer, and our other NEOs, together with the cumulative shareholder return of the Company and the SNL Bank Index, the Company’s net income and the Company’s tangible book value, which is in our assessment the most important financial performance measure used to link compensation actually paid our NEOs for the most recently completed fiscal year.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)[1]	Compensation Actually Paid to PEO ($)[1]	Average Summary Compensation Table Total for Non-PEO NEOs[2]	Average Compensation Actually Paid to Non-PEO NEOs[2]	Total Shareholder Return	Peer Group Total Shareholder Return	Net Income ($000)	Company Selected Measure: Earnings per Share ($)
2022	3,061,507	3,793,293	1,021,924	1,200,089	124.43	110.58	166,239	3.46
2021	3,020,837	4,864,308	1,029,602	1,960,555	116.76	122.61	146,151	2.85
2020	2,782,700	2,282,078	906,478	788,041	80.19	90.53	74,327	1.32
1.

Our CEO, Mr. José R. Fernández, was the PEO in each year.  In 2020, 2021 and 2022, $4,596,069, $3,513,566, and $4,136,940, respectively, were deducted from the Summary Compensation Table Totals, which represent the grant date fair value of the equity awards he received in the corresponding fiscal year, the fair value of unvested equity awards as of the end of the immediately preceding fiscal year, and dividends accrued on performance shares estimated to be payable; and $4,095,447, $5,357,037 and $4,868,726, respectively, were added, which represent the fair value as of the vesting date of awards that vest during the corresponding fiscal year, the fair value as of the end of the corresponding fiscal year of all unvested equity awards, and dividends accrued on performance shares estimated to be payable.

2.

Mr. Ganesh Kumar, Ms. Maritza Arizmendi, and Mr. César Ortiz were Non-PEO NEOs in each year.  Mr. José Cabrera was a Non-PEO NEO in 2020 and 2021, and Mr. Patrick Haggarty was a Non-PEO NEO in 2022.  In 2020, 2021 and 2022, $936,654, $862,298, and $1,045,729, respectively, were the averages deducted from the Summary Compensation Table Totals, which represent the grant date fair value of the equity awards received in the corresponding fiscal year, the fair value of unvested equity awards as of the end of the immediately preceding fiscal year and dividends accrued on performance shares estimated to be payable; and $818,217, $1,793,251 and $1,223,894, respectively, were the averages added, which represent the fair value as of the vesting date of awards that vest during the corresponding fiscal year. the fair value as of the end of the corresponding fiscal year of all unvested equity awards and dividends accrued on performance shares estimated to be payable.

The following table graphically presents the relationship between executive compensation actually paid by the Company to our CEO and the average compensation actually paid to the NEOs other than our CEO and the of the Company’s cumulative total shareholder return over the past three years.  It also compares our Company’s cumulative total shareholder return with that of our peer group over the same period.

Compensation vs TSR
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
—
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
2020
2021
2022
Compensation Actually Paid to PEO ($)
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

The following table graphically presents the relationship between compensation actually paid by the Company to our CEO and the average compensation actually paid to the NEOs other than our CEO and the Company’s net income over the past three years.

Compensation vs Net Income
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
—
200,000
150,000
100,000
50,000
—
2020
2021
2022
Compensation Actually Paid to PEO ($)
Average Compensation Actually Paid to Non-PEO NEOs
Net Income ($000)

The following table graphically presents the relationship between compensation actually paid by the Company to our CEO and the average compensation actually paid to the NEOs other than our CEO and the Company’s earnings per share over the past three years.

Compensation vs EPS
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
—
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
—
2020
2021
2022
Compensation Actually Paid to PEO ($)
Average Compensation Actually Paid to Non-PEO NEOs
Earnings per Share ($)

The most important financial performance metrics used by the Company in our most recent fiscal year to link our NEOs compensation to our Company’s performance are earnings per share, tangible book value, average return on assets, market share operating income, and efficiency ratio.

Director Compensation

Each director’s compensation is generally designed to be competitive with comparable compensation paid to directors at peer group companies in Puerto Rico and the U.S. However, each director’s actual compensation varies based on whether he or she is a Chairperson of our Board of Directors or any of its committees.  It also varies depending on the number of meetings attended and on his or her membership in Board committees.

The following table presents information concerning the compensation of our directors for 2022.

Directors	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]		Option Awards ($)[1]	All Other Compensation ($)	Total ($)
Julian S. Inclán	137,000	61,358	[2]	—	—	198,358
Jorge Colón-Gerena	72,000	41,835	[3]	—	—	113,835
Néstor de Jesús	67,000	41,835	[4]	—	—	108,835
Annette Franqui	35,000	—		—	—	35,000
Susan Harnett	60,000	41,835	[5]	—	—	101,835
Edwin Pérez	—	103,193	[6]	—	—	103,193
Rafael Velez	70,000	11,156	[7]	—	—	81,156

1.	Aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.
2.	The aggregate amount of restricted stock units outstanding at the end of 2022 is 8,580.
3.	The aggregate amount of restricted stock units outstanding at the end of 2022 is 5,790.
4.	The aggregate amount of restricted stock units outstanding at the end of 2022 is 5,790.
5.	The aggregate amount of restricted stock units outstanding at the end of 2022 is 4,800.
6.

Mr. Edwin Pérez elected to receive his cash compensation for service as a director in the form of equity awards.  The aggregate amount of restricted stock units outstanding at the end of 2022 is 11,290.

7.	The aggregate amount of restricted stock units outstanding at the end of 2022 is 400.

The Compensation Committee approved the compensation program for our directors.  Pursuant to such program, each non-employee director receives an annual retainer of $60,000, except for the Chairperson of the Board, who receives an annual retainer of $130,000.  Non-employee directors serving on Oriental Bank’s Board of Directors receive a fee of $1,000 for each Board meeting attended.  Furthermore, the Chairpersons of the Audit Committee and the Risk and Compliance Committee receive an additional annual retainer of $12,000, and the other members of such committees (other than the Board and Committee Chairpersons) receive an additional annual retainer of $5,000.  Such retainers are payable in equal monthly installments in advance.  The Compensation Committee also established that each non-employee director will be awarded restricted units with a value of $40,000, except for the Chairperson of the Board, who will be awarded restricted units with a value of $60,000.

The President and CEO, who is Vice Chairperson of the Board, does not receive director’s fees and is compensated exclusively pursuant to his 2021 Employment Agreement, which is described above under the subheading “2021 Employment Agreement.”

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also requires us to have a separate non-binding shareholder vote once every six years regarding how frequently we should hold the advisory vote on executive compensation. In particular, shareholders may vote on an advisory basis as to whether future “say-on-pay” votes will occur every one, two or three years.

Our Board of Directors recommends that future say-on-pay votes be conducted every year (or annually), consistent with the results of our last “say-when-on-pay” vote in 2017. We believe that an annual vote will allow us to identify any concerns of our shareholders with respect to our compensation program at an early stage, engage with stockholders to understand and respond to prior voting results, and quickly implement any appropriate changes to our program necessary to address such concerns.

This proposal gives you the opportunity to vote on the following resolution and state your preference on how frequently we conduct the advisory vote on executive compensation:

RESOLVED, that the shareholders of the Company determine, on an advisory basis, that the frequency with which they shall have an advisory vote on the compensation of the Company’s Named Executive Officers set forth in the Company’s proxy statement is every:

Choice 1 — 1 YEAR;

Choice 2 — 2 YEARS;

Choice 3 — 3YEARS; or

Choice 4 — ABSTAIN.

We are providing you with the option of selecting a frequency for the vote on executive compensation of one, two or three years, or abstaining. This is an advisory vote, and as such, it is not binding on the Company or our Board of Directors. However, our Board of Directors and its Compensation Committee may take into account the voting results when making a determination concerning the frequency of advisory shareholder votes on executive compensation.

Our Board of Directors recommends that you vote for “1 YEAR” in this Proposal.

Proposal 4:  AMENDMENT TO THE 2007 OMNIBUS PERFORMANCE INCENTIVE PLAN

Our Compensation Committee is responsible for administering our Omnibus Plan, which provides for equity-based compensation incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents, as well as performance-based equity awards.  The purpose of the Omnibus Plan is to provide flexibility for us to attract retain and motivate directors, officers and key employees, strongly align their interest with our shareholders and offer a compensation program that is consistent with best compensation practices and corporate governance trends as they develop from time to time.  On January 2023, our Board of Directors approved a proposal to shareholders to amend the Omnibus Plan to replenish the shares available for issuance and amend the definition of “Restricted Period” to (A) decrease the minimum Restricted Period on awards to non-executive directors to a period of one-year and (B) establish that ratable lapsing of restricted units awarded to executives over three-year restricted periods must be, at a minimum, on an annual schedule.

As of December 31, 2022, there were 1,088,009 shares available for awards under the Omnibus Plan.  On February 21, 2023, our Compensation Committee authorized the issuance of 562,393 shares in awards as part of our executive compensation program.  Our Board of Directors proposes that the amount of shares available under the Omnibus Plan be replenished and increased to a total of 1,500,000.

Our Compensation Committee has been prudent in the awards granted under the Omnibus Plan, which has not been amended to increase the available shares since 2020.  In 2020, our shareholders approved a proposal to increase the shares available thereunder to 1,500,000 shares.  After granting awards over a three-year period from 2020 until 2023, the Omnibus Plan still had 1,088,009, shares available for issuance as of December 31, 2022.

In addition, our Board of Directors proposes amending the Omnibus Plan to decrease the minimum Restricted Period on awards to non-executive directors to a period of one-year and establish that ratable lapsing of restricted units awarded to executives over three-year restricted periods must be, at a minimum, on an annual schedule.  We believe that these changes will allow us greater flexibility to compensate our non-executive directors while also maintaining best practices in executive compensation.

The Omnibus Plan balances its compensation objectives with protecting shareholder interests. The following features of the Omnibus Plan are designed to promote good governance and protect shareholders:

•

Prohibition against discounted stock options and stock appreciation rights (“SARs”). The Omnibus Plan requires that a stock options or SAR have an exercise price that is not less than the fair market value of the underlying shares on the grant date.

•	Prohibition against stock option or SAR repricing. The Omnibus Plan provides that the exercise price of a stock option or SAR may not be decreased through amendment or otherwise.
•

No “evergreen” (automatic share replenishment) feature. The Omnibus Plan does not contain a feature pursuant to which shares authorized for issuance thereunder may be automatically increased or replenished.

•	Independent plan administration. The Omnibus Plan is administered by the Compensation Committee, which is solely comprised of independent directors.
•

No liberal change of control definition.  The Omnibus Plan has a narrow definition of “change of control” that is based upon the consummation of certain transactions rather than on the approval of such transaction by our shareholders.

•	No transferability. Awards under the Omnibus Plan may not be assigned, sold, pledged or otherwise transferred, except by will or the law of descent and distribution.

Our Board of Directors recommends that you vote “FOR” this proposal.

DESCRIPTION OF THE OMNIBUS PERFORMANCE INCENTIVE PLAN

The following summary of the terms and conditions of the Omnibus Plan is qualified in its entirety by reference to the full text of the Omnibus Plan, which as amended and restated, is attached to this proxy statement as Appendix A.

General

On June 27, 2007, our shareholders formally adopted the Omnibus Plan, which was amended and restated on June 18, 2008, and further amended on March 31, 2010, April 24, 2013, April 22, 2020 and, if approved April 26, 2023.  The Omnibus Plan provides for equity-based compensation incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents, as well as equity-based performance awards.  The purpose of the Omnibus Plan is to provide flexibility for us to attract, retain and motivate directors, officers, and key employees through the grant of awards based on performance and to adjust our compensation practices to the best compensation practice and corporate governance trends as they develop from time to time.  The Omnibus Plan is further intended to motivate high levels of individual performance coupled with increased shareholder returns.  Therefore, awards under the Omnibus Plan (each, an “Award”) are intended to be based upon the recipient’s individual performance, level of responsibility, and potential to make significant contributions to us.  Generally, the Omnibus Plan will terminate as of (a) the date when no more of our shares of common stock (the “Common Stock”) are available for issuance under the Omnibus Plan, or, if earlier, (b) the date our Omnibus Plan is terminated by our Board of Directors.

Description of the Plan

The Compensation Committee of the Board, or such other committee as the Board may designate (the “Committee”), administers the Omnibus Plan.  The Committee must consist exclusively of two or more members, each of whom must be an “independent director” under the corporate governance listing standards of the NYSE.

The Committee has full authority to interpret and administer the Omnibus Plan in order to carry out its provisions and purposes.  The Committee has the authority to determine those persons eligible to receive Awards, to establish the terms and conditions of any Awards, and to accelerate the exercise or vesting schedule of certain Awards.  The Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee or group of employees any portion of its authority and powers under the Omnibus Plan with respect to participants who are not directors or executive officers subject to the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934.  Only the Committee may exercise authority in respect of Awards granted to such participants.  The Committee may also condition the grant of any Award on entering into a written agreement containing covenants not to compete, not to solicit our employees and customers, and not to disclose confidential information.

Eligibility

Awards may be made to any individual who is our employee (including each officer) and to any of our non-employee directors, including employees, officers and non-employee directors of our subsidiaries.

Types of Awards

The Omnibus Plan provides for grants of incentive stock options (“ISOs”) qualifying for special tax treatment under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), qualified stock options (“QSOs”) qualifying for special tax treatment under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 PR Code”), and pursuant to the transitional provisions under the Puerto Rico Internal Revenue Code of 2011, as amended (the “2011 PR Code”), under Section 1040.08 of the 2011 PR Code, nonstatutory stock options (“Nonstatutory Options,” and together with ISOs and QSOs, “Options”), stock appreciation rights (“SARs”), restricted stock units (“Restricted Units”), restricted stock (“Restricted Stock”), dividend equivalents (“Dividend

Equivalents”), performance units (“Performance Units”) and performance shares (“Performance Shares”), whether granted singly, in combination or in tandem, pursuant to which Common Stock or cash may be delivered to the Award recipient.

Shares Subject to the Omnibus Plan

The maximum number of shares of Common Stock issuable under the Omnibus Plan after approval of the proposal set forth herein will be 1,500,000.  To the extent that any shares of Common Stock subject to an Award are not issued because the Award expires without having been exercised, is cancelled, repurchased by us, terminated, forfeited or is settled without issuance of Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards or shares issued in connection with a Restricted Stock Award that are subsequently forfeited), such shares will be available again for grants of Awards under the Omnibus Plan.  The shares to be delivered under the Omnibus Plan may consist, in whole or in part, of Common Stock purchased by us for the purpose of such Awards, treasury Common Stock or authorized but unissued Common Stock not reserved for any other purpose.

Options

Options entitle the recipient to purchase shares of Common Stock at the exercise price specified by the Committee in the recipient’s Option agreement.  The Omnibus Plan permits the grant of ISOs, QSOs and Nonstatutory Options.  The Committee will generally determine the terms and conditions of all Options granted; provided, however, that, generally, Options must be granted with an exercise price at least equal to the fair market value of a share of Common Stock on the date of grant.  Options are not exercisable for more than 10 years after the date of grant (except in the event of death), and no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the date the Omnibus Plan was approved by the Board, unless it is requalified under the U.S. Code or the 2011 PR Code, as applicable.  Options will become exercisable as determined by the Committee, and the Committee may establish performance-based criteria for the exercisability of any Option. For purposes of the Omnibus Plan, “fair market value” generally means, on any given date, the price of the last trade in the Common Stock on such date on the NYSE (or if not listed on the NYSE, on such other national securities exchange or recognized quotation system on which trading prices of the Common Stock are then listed or quoted).  If there are no trades on the relevant date, the “fair market value” for that date means the closing price on the immediately preceding date on which Common Stock transactions were reported.

Except as a result of an “adjustment event,” the Committee does not have the power or authority to reduce the exercise price of any outstanding Option or to grant any new Options in substitution for or upon the cancellation of Options previously granted, which would have the effect of reducing the exercise price of any outstanding option.

Stock Appreciation Rights (SARs)

A SAR is a contractual right granted to the participant to receive, either in cash or Common Stock, an amount equal to the appreciation of one share of Common Stock from the date of grant.  SARs may be granted as freestanding Awards or in tandem with other types of grants.  Unless the Committee otherwise determines, the terms and conditions applicable to (i) SARs granted in tandem with Options will be substantially identical to the terms and conditions applicable to the tandem Options, and (ii) freestanding SARs will be substantially identical to the terms and conditions that would have been applicable if the grant of the SARs were a grant of Options.  SARs that are granted in tandem with an Option may only be exercised upon surrender of the right to exercise such Option for an equivalent number of shares of Common Stock.  The Committee may cap any SAR payable in cash.

Restricted Stock, Restricted Units and Dividend Equivalents

The Omnibus Plan provides for the grant of Restricted Stock, Restricted Units and Dividend Equivalents, which are converted to shares of Common Stock upon the lapse of restrictions.  The Committee may, in its discretion, pay the value of Restricted Units and Dividend Equivalents in Common Stock, cash or a combination of both.

A share of Restricted Stock is a share of Common Stock that is subject to certain transfer restrictions and forfeiture provisions for a period of time as specified by the Committee in the recipient’s Award agreement.  A Restricted Unit is an unfunded, unsecured right (which is subject to forfeiture and transfer restrictions) to receive a share of Common Stock at the end of a period of time specified by the Committee in the recipient’s Award agreement.  A Dividend Equivalent represents an unfunded and unsecured promise to pay an amount equal to all or any portion of the regular cash dividends that would be paid on a specified number of shares of Common Stock if such shares were owned by the Award recipient.  Dividend Equivalents may be granted in connection with a grant of Restricted Units, Options, SARs and/or Performance Shares.

The restrictions on Restricted Stock and Restricted Units will lapse on such date as is determined by the Committee.  Generally, a participant will, subject to any restrictions and conditions specified by the Committee, have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends.  A participant will not have the rights of a shareholder with respect to Restricted Units or Dividend Equivalents.

Performance Units

At the discretion of the Committee, awards of Performance Units, payable in cash, Common Stock, or a combination of cash and Common Stock, may be made to participants.  Performance cycles are generally multiple years, where performance may be measured by objective criteria other than the appreciation or depreciation of Common Stock value.

Performance Shares

The Committee also has the discretion to grant Performance Shares which are Awards of units denominated in Common Stock.  The number of such units is determined over the performance period based on the satisfaction of performance goals.  Awards of Performance Shares are payable in Common Stock.

Treatment of Awards on Termination of Employment or Service as a Non-Employee Director

The Omnibus Plan contains guidelines for the treatment of Awards upon a participant’s termination of employment or service as a non-employee director, which the Committee has discretion to change with respect to employees.  Such provisions are generally as follows:

Resignation.  If a participant voluntarily terminates employment, his or her outstanding Options, SARs, Restricted Stock, Restricted Units, Performance Units, Performance Shares and associated Dividend Equivalents granted but not yet exercised by the participant are forfeited as of the date of such resignation, and are not thereafter exercisable or payable, unless otherwise determined by the Committee.

Termination for Cause.  If a participant’s employment is terminated for “cause,” all his or her outstanding Options, SARs, Restricted Stock, Restricted Units, Performance Units, Performance Shares and associated Dividend Equivalents are forfeited at the time of such termination, and the Committee may require that the participant disgorge any profit, gain or benefit from any such Award exercised up to 12 months prior to the participant’s termination.

For purposes of the Omnibus Plan, “cause” includes dishonesty, fraud or misrepresentation; inability to obtain or retain appropriate licenses; violation of any rule or regulation of any regulatory agency or self-regulatory organization, or of any of our policies; commission of a crime; breach of a written covenant or agreement not to misuse property or information; or any act or omission detrimental to the conduct of our business in any way.

Termination of Service as a Non-Employee Director.  If a participant’s service as a non-employee director is terminated for reasons other than for “cause,” all his or her outstanding Restricted Stock, Restricted Units, Performance Units, Performance Shares and associated Dividend Equivalents will be adjusted so that he or she receives a payment calculated as follows: (i) the number of such Awards granted will be calculated by multiplying the grant by a fraction, the numerator of which is the number of full months in the applicable vesting period or performance cycle during which he or she was a non-employee director and the denominator of which is the number of months in the applicable vesting period or performance cycle (with a partial month worked counted as a full month if he or she is an active non-employee director for 15 days or more in that month), and (ii) the resulting number of such Awards will be considered vested and payment will be made to him or her based on such pro-rated Award.  If the Awards consist of Options or SARs, any such Options or SARs which are exercisable on the date of the non-employee director’s termination may be exercised at any time prior to the earlier to occur of (i) the expiration date of the Options or SARs, or (ii) such date following his or her termination as the Committee determines at the time of grant.

If a participant’s service as a non-employee director is terminated for “cause,” all his or her outstanding Options, SARs, Restricted Stock, Restricted Units, Performance Units, Performance Shares and associated Dividend Equivalents are forfeited at the time of such termination, and the Committee may require that the participant disgorge any profit, gain or benefit from any such Award exercised up to 12 months prior to the participant’s termination.

Death or Disability.  The Omnibus Plan also has provisions for the treatment of Awards following termination of a participant’s employment due to death, disability or for other reasons, which permit the exercise of vested stock options, but do not provide for automatic vesting upon any such event.

Non-Transferability of Awards

Generally, no Awards granted under the Omnibus Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Adjustment in Capitalization

If an “adjustment event” occurs, the Committee, in its discretion, will adjust proportionately (i) the aggregate number of shares of Common Stock available for Awards, (ii) the aggregate limitations on the number of shares that may be awarded as a particular type of Award, and (iii) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards.  For purposes of the Omnibus Plan, “adjustment event” means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affecting the Common Stock.  To the extent deemed equitable and appropriate by the Committee, and subject to any required action by our shareholders, with respect to any “adjustment event” that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Omnibus Plan shall be deemed to pertain to the securities and other property, including cash, which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such an “adjustment event.”

Any shares of stock or cash or other property received with respect to any Restricted Stock Award or Restricted Unit Award as a result of any adjustment event or any distribution of property will (except in the case of a change of control or as otherwise provided by the Committee) be subject to the same terms, conditions and restrictions as are applicable to such shares of Restricted Stock or Restricted Units.

Change of Control

Upon the occurrence of a “change of control”, each outstanding Option and SAR shall become fully exercisable and all restrictions on outstanding Restricted Stock and Restricted Units will lapse.  In addition, any Performance Unit Awards and Performance Share Awards outstanding will be paid in full at target.  Such payments will be made in cash within 30 days of the change of control.  The Committee may, in its discretion, provide for cancellation of each Option, SAR, Restricted Stock and Restricted Stock Unit in exchange for a cash payment per share based upon the change of control price.  This change of control price is the highest share price paid in conjunction with any transaction resulting in a change of control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).  Notwithstanding the forgoing, no acceleration of vesting or exercisability, cancellation, cash payment or other settlement may occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Performance Unit Award or Performance Share Award if the Committee reasonably determines in good faith prior to the change of control that such Awards will be honored or assumed or equitable replacement awards will be made by a successor employer immediately following the change of control and that such Awards will vest and payments will be made if a participant is involuntarily terminated without cause.

For purposes of the Omnibus Plan, “change of control” will be deemed to have occurred if: (i) any “person” (within the meaning of Section 3(a)(9) of the Securities Exchange Act of 1934) other than by the Company, its subsidiaries or any employee benefit plan of the Company or its subsidiaries acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Company as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (ii) there is a consummation of (A) any consolidation or merger of the Company in which the Company is not the surviving corporation (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to an entity which is not a wholly-owned subsidiary of the Company.

Amendment

Our Board of Directors may, at any time amend, modify, suspend or terminate the Omnibus Plan, in whole or in part, without notice to or the consent of any participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Omnibus Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR may be granted), (iii) change the individual Award limits, or (iv) require shareholder approval under NYSE rules, will be subject to the approval of our shareholders.  No amendment, modification or termination of the Omnibus Plan may in any manner adversely affect any Award theretofore granted under the Omnibus Plan, without the consent of the participant.  However, for purposes of this provision, any payments made in accordance with the change of control provision described above, other accelerations of payments under the Omnibus Plan, or any decision by the Committee to limit participation or other features of the Omnibus Plan prospectively, will not be deemed an “adverse amendment” of the Omnibus Plan.

No Limitation on Compensation; Scope of Liabilities

Nothing in the Omnibus Plan limits our right to establish other plans if and to the extent permitted by applicable law.  Our liability including that of our subsidiaries, under the Omnibus Plan is limited to the obligations expressly set forth in the Omnibus Plan.

Tax Implications for Certain Awards

The following is a brief description of the Puerto Rico and U.S. federal income tax consequences generally arising with respect to the grant of Options and SARs under the Omnibus Plan.

Puerto Rico Tax Consequences.  A recipient of a QSO does not recognize income for Puerto Rico income tax purposes at the time of the grant of an option.  In addition, no income for Puerto Rico income tax purposes is recognized at the time a QSO is exercised so long as the participant was an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled), without a break in service.  On a subsequent sale or exchange of the shares acquired pursuant to the exercise of a QSO, the optionee may have taxable long-term or short-term capital gain or loss for Puerto Rico income tax purposes, depending on whether the shares were held for more than one year, measured by the difference between the amount realized on the disposition of such shares on his or her tax basis in such shares.  Tax basis for Puerto Rico income tax purposes will, in general, be the amount paid for the shares.  We will not be entitled to a business expense deduction in respect of the grant of the option, the exercise thereof or the disposition of the shares.

With respect to a Nonstatutory Option, a recipient of a Nonstatutory Option does not recognize income for Puerto Rico income tax purposes at the time of grant of the Nonstatutory Option.  The difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price generally will be treated as compensation income for Puerto Rico income tax purposes upon exercise, and we will be entitled to a deduction for Puerto Rico income tax purposes in the amount of income so recognized by the optionee.  Upon a subsequent disposition of the shares, the difference between the amount received by the optionee and the fair market value of the shares of stock on the option exercise date will be treated as long or short-term capital gain or loss for Puerto Rico income tax purposes, depending on whether the shares were held for more than one year.

For Puerto Rico income tax purposes, SARs will not result in taxable income to the recipient or a tax deduction for us at the time of grant.  The exercise of SARs will generally result in compensation in the amount of the cash payment taxable as ordinary income for Puerto Rico income tax purposes to the employee.  We may generally claim a tax deduction for Puerto Rico income tax purposes in the amount of any cash paid.

Federal Tax Consequences.  We and all of our operating subsidiaries, except Oriental Pension Consultants, Inc., are organized under the laws of the Commonwealth of Puerto Rico and, at the present time, are not directly engaged in any trade or business in the United States (the “Non-U.S. Taxpayers”).  Accordingly, the Non-U.S. Taxpayers are subject generally to a flat 30% federal income tax on their fixed or determinable, annual or periodic income, if any, from sources within the United States.  The Non-U.S. Taxpayers would only be entitled to claim deductions in computing their U.S. income tax liability to the extent such deductions were directly related to any income effectively connected with the conduct of a trade or business in the United States.  Because the Non-U.S. Taxpayers are not engaged in the conduct of a trade or business in the United States, the limitations imposed by Section 162(m) of the U.S. Code for compensation to certain highly paid executives should not limit the tax deductions available to the Non-U.S. Taxpayers under the Omnibus Plan for federal income tax purposes.

Any subsidiary organized under the laws of any state of the United States (the “U.S. Taxpayer”) generally will be entitled to a tax deduction for federal income tax purposes equal to the amount recognized as ordinary income by the recipient in connection with the exercise of a Nonstatutory Option or SAR.  The U.S. Taxpayer generally is not entitled to a tax deduction for federal income tax purposes with respect to any amount that represents a capital gain to a recipient or that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance based compensation” under Section 162(m) of the U.S. Code.  Accordingly, the U.S. Taxpayer will not be entitled to any tax deduction for federal income tax purposes with respect to an ISO if the recipient holds the shares for the ISO holding periods prior to dispositions of the shares and may not be entitled to any deduction for federal income tax purposes with respect to certain Options or SARs that may be exercised by or granted to “covered employees.”

For purposes of the discussion below, some of the QSOs granted under the Omnibus Plan may also be treated as ISOs for purposes of Sections 421 and 422 of the U.S. Code.

Residents of Puerto Rico.  Recipients of Options or SARs who are residents of Puerto Rico during the entire taxable year and perform services for us or our subsidiaries in Puerto Rico, will not have any gross income for federal income tax purposes either in respect of (1) the grant or the exercise of Options or (2) the grant of, or the receipt of cash payments upon exercise of, SARs.

Non-Residents of Puerto Rico and Residents of Puerto Rico who Perform Services Outside Puerto Rico.  In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico, will not recognize taxable income for federal income tax purposes upon grant or exercise of an ISO and we and our subsidiaries will not be entitled to any business expense deduction for federal income tax purposes with respect to the grant or exercise of an ISO.  However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes.  In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of our company or our subsidiaries (within the meaning of Section 422 of the U.S. Code) from the date the ISO is granted through the date three months before the date of exercise.

If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the Option will be treated as long-term capital gain or loss for federal income tax purposes.  If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income for federal income tax purposes at the time of the disposition of the shares, generally in an amount equal to excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option.  The balance of the gain realized, if any, will be long-term or short-term capital gain for federal income tax purposes, depending upon whether or not the shares were sold more than one year after the Option was exercised.  If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the Option was exercised, the amount of ordinary income for federal income tax purposes will be limited to the amount realized on the sale over the exercise price of the Option.  Subject to (1) any limitations imposed by Section 162(m) of the U.S. Code for federal income tax purposes, (2) the employee including such compensation in income for federal income tax purposes and (3) certain reporting requirements, we and our subsidiaries will be allowed a business expense deduction for federal income tax purposes to the extent the optionee recognized ordinary income.  Upon any subsequent sale of the shares, the optionee will have taxable gain or loss for federal income tax purposes, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income for federal income tax purposes at the time the Option was exercised).

In general, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside of Puerto Rico, to whom a Nonstatutory Option is granted will recognize no income for federal income tax purposes at the time of the grant of the Option.  Upon exercise of a Nonstatutory Option, an optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the Option (or, if the optionee is subject to restrictions imposed by Section 16(b) of the Exchange Act, upon the lapse of those restrictions, unless the optionee makes a special election within 30 days after exercise to have income determined without regard to the restrictions).  Subject to (1) any limitations imposed by Section 162(m) of the U.S. Code for federal income tax purposes, (2) the employee including such compensation in income for federal income tax purposes and (3) certain reporting requirements, we will be entitled to a tax deduction for federal income tax purposes in the same amount.  Upon a subsequent sale of the shares, the optionee will have taxable gain or loss for federal income tax purposes, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income for federal income tax purposes at the time the Option was exercised).

Upon exercise of a SAR, an optionee who is a non-resident of Puerto Rico or a resident of Puerto Rico who performs services outside Puerto Rico will recognize ordinary income for federal income tax purposes in an amount equal to the cash received on the exercise date. If it complies with applicable withholding requirements, we and our subsidiaries will be entitled to a business expense deduction for federal income tax purposes in the same amount and at the same time as the optionee recognizes ordinary income for federal income tax purposes.

Under the Omnibus Plan, upon the occurrence of certain “change of control” transactions involving our company, all options then outstanding under the Omnibus Plan become immediately exercisable.  Under certain circumstances, compensation payments attributable to such Options may be treated as “parachute payments” under the U.S. Code, in which case a portion of such payments may be nondeductible to us for federal income tax purposes and the recipient may be subject to a 20% excise tax under the U.S. Code.

Other Information

On March 14, 2023, the closing price of the Common Stock was $26.99.

As of December 31, 2022, the Named Executive Officers as a group had 186,400 unvested stock options and 94,236 unvested restricted units, the executive officers as a group had 189,200 unvested stock options and 105,655 unvested restricted units, all directors and director nominees as a group had unvested 36,650 restricted units and no unvested stock options, and all other employees, excluding executive officers, as a group had 45,750 stock options and 113,800 restricted units.

Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm

After a competetive bidding process, the Audit Committee of our Board of Directors has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for a 3-year term starting with the year ending December 31, 2023, and has further directed that the selection of such firm be submitted for ratification by the shareholders at this annual meeting.  KPMG has served as our independent registered public accounting firm since 2005.  Neither our articles of incorporation nor our by-laws require that our shareholders ratify the selection of such firm.  If our shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG, but may nonetheless retain it.  Even if the selection is ratified, the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such change would be in our best interest.

Our Board of Directors recommends that you vote “FOR” this proposal.

Independent Auditor

KPMG served as our independent registered public accounting firm for the year ended December 31, 2022. The services that KPMG provided to the Company and its subsidiaries included the examination of our consolidated financial statements, limited revisions of our quarterly reports, audits of some of our subsidiaries, audits of our employee benefits plan, services related to our filings with the SEC and other regulatory agencies, and consultations on various tax and accounting matters.

The Audit Committee reviewed and approved all audit and non-audit services rendered by KPMG to the Company and its subsidiaries and concluded that the provision of such services was compatible with the maintenance of KPMG’s independence in the conduct of its auditing functions.  The Audit Committee has adopted a pre-approval policy regarding the procurement of audit and non-audit services, which is available on our website at www.ofgbancorp.com.  The Audit Committee intends to review such policy periodically.

The aggregate fees billed by KPMG for the years ended December 31, 2022 and 2021 for the various services provided to the Company and its subsidiaries were as follows:

Type of Fees	Year Ended December 31, 2022 ($)	Year Ended December 31, 2021 ($)
Audit Fees	1,700,000	1,322,800
Audit-Related Fees		0
Tax Fees	4,000	—
All Other Fees	1,780	10,000
	1,705,780	1,332,800

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements, including the audit of our internal control over financial reporting, and review of financial statements included on our Forms 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements; (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Committee Report

The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of OFG Bancorp (the “Company”) and meets regularly with the Company’s internal and external auditors, CEO and CFO.  The Audit Committee’s responsibilities are more fully described in its charter, a copy of which is available on the Company’s website at www.ofgbancorp.com.

Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the period ended December 31, 2022 with the Company’s management and has discussed with KPMG LLP (“KPMG”) the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, KPMG has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and the Audit Committee has discussed with KPMG their independence.

The members of the Audit Committee are not engaged professionally in rendering, auditing or accounting services on behalf of the Company nor are they Company employees.  The Company’s management is responsible for its accounting, financial management and internal controls.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Based on such reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Submitted by:

Rafael Vélez, Chairperson
Julian S. Inclán
Jorge Colón Gerena

Indebtedness of Management

Certain transactions involving loans were transacted in 2022 between the Company’s banking subsidiary, Oriental Bank, some of our directors and executive officers, including those of our other subsidiaries, and persons related to or affiliated with such persons.  All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features.  At present, none of the loans to such directors and executive officers, including persons related to or affiliated with such persons, is non-performing.

Certain Relationships and Related Transactions

Our Board of Directors recognizes that certain transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and, therefore, has adopted a Related Party Transactions Policy (the “Policy”).  For these purposes, a “Related Party Transaction” is defined as a transaction or series of similar transactions in which the Company or any of its subsidiaries is to be a participant and the amount involved exceeds $120,000, and in which any Related Party has or will have a direct or indirect material interest. A “Related Party” is any of our directors or executive officers, any nominee for director, any beneficial owner of more than 5% of any class of our voting securities, and any immediate family member of any of the previously mentioned. The Policy generally covers any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships between the Related Party and the Company. Related Party Transactions thereunder are approved or ratified by the Risk and Compliance Committee or the disinterested members of our Board of Directors (other than employment or compensation arrangements, which are approved by the Compensation Committee or the disinterested members of our Board of Directors). Furthermore, the Risk and Compliance Committee may approve or ratify a Related Party Transaction if (i) it finds that there is a compelling business reason to approve the transaction, taking into account all pertinent factors, (ii) it has been fully informed of any and all significant conflicts that may exist or otherwise arise on account of the transaction, and (iii) it reasonably believes that the transaction is beneficial for the Company and that it has adopted appropriate measures to manage the potential conflicts of interest. All Related Party Transactions approved or ratified by the Risk and Compliance Committee must be disclosed to our Board of Directors at its next regularly scheduled meeting.

Delgado & Fernández, LLP, San Juan, Puerto Rico, has continuously provided legal and notarial services to the Company since 1997 in the areas of mortgage lending, mortgage foreclosures and debt recovery, general legal advice, and commercial and labor litigation and arbitration.  The brother of José Rafael Fernández, our President and CEO, is the principal partner at that firm.  The Company engaged Delgado & Fernández before Mr. Fernández became our President and CEO and a member of our Board of Directors.  During 2022, the Company paid such firm a total of $1,920,386.29 for legal services rendered to us and $977,524.61 for notarial services in connection with loan closings paid for by clients of the Company.

The engagement of Delgado & Fernández, LLP was approved by our Board of Directors.

The Company’s bank subsidiary entered into a commitment to make an equity investment in a Delaware limited partnership (the “Partnership”) licensed as a small business investment company (an “SBIC”) by the U.S. Small Business Administration.  An equity investment by the bank in an SBIC is presumed qualified for purposes of the U.S. Community Reinvestment Act.

The Partnership is managed by a Puerto Rico limited  liability company, as general partner, which is led by a group of investment professionals, including Eduardo M. Inclán, who is the son of the Chairperson of our Board of Directors.  The bank, as limited partner, committed to the Partnership the lesser of $3 million or 15% of the total amount committed by all the partners.  The general partner, including Eduardo Inclán, committed $500,000, which will represent 2.5% to 3.5% of the Partnership’s private capital.  In addition, a company in which Mr. Julian Inclán, Chairperson of our Board of Directors, owns 50% and his brother and nephew own the remaining 50% committed $250,000 to the Partnership.  This transaction was approved by all disinterested members of the Company’s Board of Directors and the Board of Directors determined that such transaction does not affect Mr. Julian Inclán’s independence as a member of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance,

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our equity securities to timely file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  We are required to identify any such director, executive officer or greater than 10% stockholder who failed to timely file any such report.  Based solely on the review of copies of such reports and other information furnished to the Company by such individuals, we believe that during and with respect to 2022 such persons timely filed all required reports, except for Annette Franqui, who filed a late Form 3.

Shareholder Proposals

Under our bylaws, business may only be brought before an annual meeting of shareholders if it is specified in the notice of the meeting or any supplement thereto given by or at the direction of our Board of Directors, or otherwise properly brought before the meeting by a shareholder.  For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given written notice to the Secretary of our Board of Directors not later than 120 days prior to the anniversary date of the mailing of our proxy materials in connection with the immediately preceding annual meeting of shareholders.  The notice must set forth as to each matter that the shareholder proposes to bring before the annual meeting (i) a brief description of the matter or proposal desired to be brought before the meeting, (ii) the name and address of the shareholder, as it appears on our books, (iii) a representation that the shareholder is a holder of our shares of stock entitled to vote (indicating the class and number of shares) and intends to appear in person or by proxy at the meeting to bring up the matter or proposal, and (iv) any material interest of the shareholder in such matter or proposal.

Shareholders may nominate candidates to our Board of Directors by delivering notice to our Secretary not later than 120 days prior to the anniversary of the date of the mailing of our proxy materials in connection with the immediately preceding annual meeting of shareholders.  The notice must include: (i) the name and address of the stockholder who makes the nomination; (ii) a representation that the stockholder is a holder of the Company’s shares of stock entitled to vote and that it intends to appear in person or by proxy at the meeting; (iii) a description of any understandings between the stockholder and the nominee; (iv) any other information regarding the nominee that is required under the proxy rules of the Securities and Exchange Commission; and (v) the written consent of the nominee to serve as director if elected.  The bylaws require that ballots bearing the names of all persons nominated by the Board of Directors and by shareholders be provided for use at the annual meeting.

The requirements set forth in the preceding paragraph are separate from and in addition to the SEC requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement.

Shareholder proposals intended to be presented at the 2024 annual meeting of shareholders must be set forth in writing and received by the Secretary of our Board of Directors, OFG Bancorp, P.O. Box 195115, San Juan, Puerto Rico 00919-5115, no later than the close of business on November 17, 2023.

Annual Reports

This proxy statement is accompanied by our annual report on Form 10-K, which is our annual report to shareholders for the fiscal year.  The annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder, without charge, a copy of our 2022 annual report on Form 10-K, including the financial statements and schedules, and a list of the exhibits thereto required to be filed with the SEC under the Exchange Act.  Such written request should be directed to OFG Bancorp, Investor Relations 254 Muñoz Rivera Avenue, San Juan, PR 00918; Email: Gary Fishman at gfishman@ofgbancorp.com or Steven Anreder at sanreder@ofgbancorp.com; Telephone: (212) 532-3232.

BY ORDER OF THE BOARD OF DIRECTORS

Julian S. Inclán
Chairperson

March 16, 2023

San Juan, Puerto Rico

APPENDIX A

ORIENTAL FINANCIAL GROUP INC.

2007 OMNIBUS PERFORMANCE INCENTIVE PLAN

AS AMENDED AND RESTATED

PURPOSE

The Corporation (as defined below) had previously adopted the Oriental Financial Group Inc. 1996, 1998 and 2000 Incentive Stock Option Plans (the “Stock Option Plans”), which were intended to provide equity-based compensation incentives through the grant of stock options.  On June 27, 2007, the Corporation’s shareholders adopted the Oriental Financial Group Inc. 2007 Omnibus Performance Incentive Plan (as amended and restated from time to time, the “Plan”), which replaced and superseded the Stock Option Plans.  All outstanding stock options under the Stock Option Plans continued in full force and effect, subject to their original terms, after the Plan was adopted.

The purpose of the Plan is to provide flexibility to the Corporation and its Affiliates (as defined below) to attract, retain and motivate their directors, officers, and key employees through the grant of awards based on performance and to adjust its compensation practices to the best compensation practices and corporate governance trends as they develop from time to time.  The Plan is further intended to motivate high levels of individual performance coupled with increased shareholder returns.

ARTICLE II

DEFINITIONS

2.1.Definitions.  Whenever used herein, the following terms shall have the respective meanings set forth below:

“Adjusted Net Income” means the Corporation’s consolidated net income applicable to common shareholders as it appears on an income statement of the Corporation prepared in accordance with generally accepted accounting principles, excluding the effects of Extraordinary Items.

“Adjustment Event” means any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock of the Corporation.

“Affiliate” means any corporation or other form of entity of which the Corporation owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests.

“Alternative Awards” shall have the meaning set forth in Section 10.3 of the Plan.

“Award” means the award of a Performance Unit, Option, SAR, Restricted Stock, Restricted Unit or Performance Share, including any associated Dividend Equivalents, under the Plan.

“Beneficial Owner” means any “person,” as such term is used in Section 13(d) of the Exchange Act, who, directly or indirectly, has or shares the right to vote, dispose of, or otherwise has “beneficial ownership” of such securities (within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing).

“Board” means the Board of Directors of the Corporation.

“Cause” means, with respect to a Participant, any of the following (as determined by the Committee in its sole discretion): (i) dishonesty, fraud or misrepresentation; (ii) inability to obtain or retain appropriate licenses; (iii) violation of any rule or regulation of any regulatory agency or self-regulatory organization; (iv) violation of any policy or rule of the Corporation or any Affiliate; (v) commission of a crime; (vi) breach by a Participant of any written covenant or agreement with the Corporation or any Affiliate not to disclose or misuse any information pertaining to, or misuse any property of, the Corporation or any Affiliate, or (vii) any act or omission detrimental to the conduct of the business of the Corporation or any Affiliate in any way.

A “Change of Control” shall be deemed to have occurred if:

(i)any Person acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding Common Stock of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

(ii)there is consummation of (A)  any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation.

“Change of Control Price” means the highest price per share of Common Stock paid in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).

“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist exclusively of two or more Board members, each of whom must be an “independent director” under the corporate governance listing standards of the NYSE or any successor thereto.

“Common Stock” means the common stock of the Corporation, par value $1.00 per share.

“Corporate Event” means a merger, consolidation, recapitalization or reorganization, share exchange, division, sale, plan of complete liquidation or dissolution, or other disposition of all or substantially all of the assets of the Corporation, which has been approved by the shareholders of the Corporation.

“Corporation” means Oriental Financial Group Inc., a Puerto Rico corporation, and any successor thereto.

“Director” means a member of the Board of Directors of the Corporation or any Affiliate.

“Disability” means with respect to any Participant, long-term disability as defined under the welfare benefit plan maintained by either the Corporation or an Affiliate and in which the Participant participates and from which the Participant is receiving a long-term disability benefit.

“Dividends” means the regular cash dividends paid by the Corporation upon one share of Common Stock from time to time.

“Dividend Equivalents” means an amount equal to the regular cash dividends paid by the Corporation upon one share of Common Stock in connection with the grant of Restricted Units, Performance Shares, Options, and/or SARs awarded to a Participant in accordance with Article VIII of the Plan.

“Effective Date” generally means the first date upon which the Plan shall become effective, which will be the date the Plan has been both (a) approved by the Board and, (b) within twelve (12) months, approved by a majority of the votes cast at a duly held meeting of shareholders of the Corporation at which the requisite quorum, as set forth in the Corporation’s certificate of incorporation, of outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan.

“Eligible Individual” means (i) any individual who is an employee (including each officer or employee who is a member of the Board) of the Corporation or of any Affiliate, and (ii) any Non-Employee Director.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means each person who is an officer of the Corporation or of any Affiliate and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

“Extraordinary Items” means (i) extraordinary, unusual and/or non-recurring items of gain or loss, including but not limited to, restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, all of which are identified in the Corporation’s audited financial statements or the Corporation’s annual report to stockholders, or (v) those other items determined by the Committee.

“Fair Market Value” means, on any date, the price of the last trade in the Common Stock on such date on the NYSE or, if at the relevant time, the Common Stock is not listed to trade on the NYSE, on such other national security exchange or recognized quotation system on which the trading prices of the Common Stock are then listed or quoted (the “Applicable Exchange”).  In the event that (i) there are no Common Stock transactions on the Applicable Exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported, and (ii) if the Applicable Exchange adopts a trading policy permitting trades after 4:00 P.M. Eastern Standard Time (“EST”), Fair Market Value shall mean the last trade, regular way, reported on or before 4:00 P.M. EST (or such earlier or later time as the Committee may establish from time to time).

“ISO” means an Option that is an “incentive stock option” within the meaning of U.S. Code Section 422.

“Non-Employee Director” means a member of the Board of Directors of the Corporation or of any Affiliate who is not an employee of the Corporation or of any Affiliate.

“Nonstatutory Stock Option” means an Option that is not an ISO or a QSO.

“NYSE” means the New York Stock Exchange.

“Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an ISO, (ii) a QSO or (iii) a Nonstatutory Stock Option.

“P.R. Code” means the Puerto Rico Internal Revenue Code of 1994, as amended, including, for these purposes, any regulations promulgated by the Puerto Rico Department of the Treasury with respect to the provisions of the P.R. Code, and any successor thereto.

“Participant” shall have the meaning set forth in Article III of the Plan.

“Performance Cycle” means a minimum one-year period, as determined by the Committee, during which the performance of the Corporation or any Affiliate or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

“Performance Goals” means the objectives for the Corporation, any Affiliate or business unit thereof, or an Eligible Individual, that may be established by the Committee for a Performance Cycle with respect to any performance based Awards contingently granted under the Plan.

“Performance Share Award” means an Award made pursuant to Article IX of the Plan, which are units denominated in Common Stock, the number of such units which may be adjusted over a Performance Cycle based upon the satisfaction of Performance Goals.

“Performance Unit Award” means an Award made pursuant to Article IX of the Plan, which are units valued by reference to Common Stock, the value of such units which may be adjusted over a Performance Cycle based on the satisfaction of Performance Goals.

“Person” means any person (within the meaning of Section 3(a)(9) of the Exchange Act), including any group (within the meaning of Rule 13d-5(b) under the Exchange Act), but excluding the Corporation, any Affiliate or any employee benefit plan sponsored or maintained by the Corporation or any Affiliate.

“Plan Year” means a period of twelve months commencing on January 1st and ending on the next December 31st.

“QSO” means an Option that is a “qualified stock option” within the meaning of P.R. Code Section 1046.

“Restricted Period” means a minimum one-year period with respect to Awards granted to Non-Employee Directors and a minimum three-year period, as determined by the Committee, with respect to Awards granted to all other Participants and during which Restricted Units or shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) pursuant to Article VIII of the Plan.  In addition, ratable lapsing of the three-year Restricted Periods must be, at a minimum, on an annual schedule.

“Restricted Stock” means Common Stock awarded to a Participant pursuant to the Plan that is subject to forfeiture and restrictions on transferability in accordance with Article VIII of the Plan.

“Restricted Unit” means a Participant’s right to receive, pursuant to the Plan, one share of Common Stock at the end of a specified period of time, which right is subject to forfeiture in accordance with Article VIII of the Plan.

“SAR” means a stock appreciation right granted under Article VII in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash and/or Common Stock, at the discretion of the Committee (which discretion may be exercised at or after grant, including after exercise of the SAR), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

“U.S. Code” means the U.S. Internal Revenue Code of 1986, as amended, including, for these purposes, any regulations promulgated by the Internal Revenue Service with respect to the provisions of the U.S. Code (“Treasury Regulations”), and any successor thereto.

2.2.Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1.Participants.  Participants in the Plan shall be those Eligible Individuals designated by the affirmative action of the Committee to participate in the Plan.

3.2.Types of Awards.  The Committee may grant any or all of the Awards specified herein to any particular Participant (subject to the applicable limitations set forth in the Plan). Any Award may be made for one (1) year or multiple years, without regard to whether any other type of Award is made for the same year or years.

ARTICLE IV

POWERS OF THE COMMITTEE

4.1.Power to Grant.  The Committee shall have the authority, subject to the terms of the Plan, to determine those Eligible Individuals to whom Awards shall be granted and the terms and conditions of any and all Awards including, but not limited to:

(a)	the number of shares of Common Stock to be covered by each Award;
(b)	the time or times at which Awards shall be granted;
(c)	the terms and provisions of the instruments by which Options may be evidenced, including the designation of Options as ISOs, QSOs or Nonstatutory Stock Options;
(d)	the determination of the period of time during which restrictions on Restricted Stock or Restricted Units shall remain in effect;
(e)	the establishment and administration of any Performance Goals applicable to Awards granted under the Plan;
(f)	the determination of Participants’ Performance Unit Awards or Performance Share Awards, including any Performance Goals and Performance Cycles;
(g)

the development and implementation of specific stock-based programs for the Corporation and its Affiliates that are consistent with the intent and specific terms of the framework created by the Plan; and

(h)

the right of a Participant to defer receipt of payment of an Award, including the establishment of a trust to hold the amounts payable pursuant to an Award, including, but not limited to shares of Common Stock.

Appropriate officers or consultants of the Corporation or any Affiliate may suggest to the Committee the Eligible Individuals who should receive Awards, which the Committee may accept or reject in its sole discretion.

The Committee shall determine the terms and conditions of each Award at the time of grant.  The Committee may establish different terms and conditions for different Participants and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

4.2.Administration.

(a)Rules, Interpretations and Determinations.  The Committee shall administer the Plan. Any Award granted by the Committee under the Plan may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine.  The Committee shall have full authority to interpret and administer the Plan; to establish, amend, and rescind rules and regulations relating to the Plan; to provide for conditions deemed necessary or advisable to protect the interests of the Corporation; to construe the respective Award agreements; to amend or terminate the Plan or any Award; to accelerate the exercise or vesting schedule applicable to any Award; and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes.  In its interpretation and administration of the Plan, the Committee may seek the advice of counsel, which may be counsel for the Corporation or any Affiliate.  Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

The Committee’s determinations under the Plan (including the determination of the Eligible Individuals to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements under the Plan) may vary, and need not be uniform, whether or not any such Eligible Individuals could be deemed to be similarly situated.

(b)Agents and Expenses.  The Committee may appoint agents (who may be officers or employees of the Corporation) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf.  All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Corporation.  Any proceeds received by the Corporation in connection with any Award will be used for general corporate purposes.

(c)Delegation of Authority.  Notwithstanding anything to the contrary contained in the Plan, the Committee may delegate, subject to such terms or conditions or guidelines as it shall determine, to any employee of the Corporation or any group of employees of the Corporation or its affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Directors or Executive Officers.  Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Directors or Executive Officers.

4.3.Newly Eligible Participants.  The Committee shall be entitled to make such rules, determinations and adjustments, as it deems appropriate with respect to any Participant who becomes eligible to receive a performance-based Award after the commencement of a Performance Cycle.

4.4.Restrictive Covenants and Other Conditions.  Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions in addition to the provisions regarding exercisability of the Award (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Corporation and/or one or more Affiliates (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect during or following the termination of the Participant’s employment with the Corporation and/or any Affiliate and before or after the Award has been exercised, including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the exercise of the Award prior to any breach of any such covenant by the Participant.

4.5.Performance Based Compensation Interpretations; U.S. Taxpayer Employer.  Notwithstanding anything to the contrary contained in the Plan, to the extent that the Committee has required upon grant that any Performance Unit Award, Performance Share Award, Restricted Unit or Restricted Stock must qualify as “other performance based compensation” within the meaning of U.S. Code Section 162(m)(4)(C), the Committee shall (a) specify and approve the specific terms of any Performance Goals with respect to such Awards in writing no later than ninety (90) days from the commencement of the Performance Cycle to which the Performance Goal or Goals relate, and (b) not be entitled to exercise any subsequent discretion otherwise authorized under the Plan (such as the right to authorize payout at a level above that dictated by the achievement of the relevant Performance Goal or Goals) with respect to such Award if the ability to exercise discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance based compensation.

4.6.Indemnification.  No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan and all members of the Committee, and each and any officer or employee of the Corporation acting on their behalf, to the extent permitted by law, shall be entitled to full indemnification, reimbursement and protection by the Corporation in respect of any such action, determination or interpretation. In the performance of its functions under the Plan, the Committee and any officer or employee of the Corporation acting on their behalf shall be entitled to rely upon information and advice furnished to them by the Corporation’s officers, accountants, counsels and any other party they deem necessary, and no member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be liable for any action taken or not taken in reliance upon any such advice.

ARTICLE V

COMMON STOCK SUBJECT TO PLAN; OTHER LIMITATIONS

5.1.Plan Limits; Shares Available for Awards.  Subject to the provisions of Section 5.4 of the Plan, the number of shares of Common Stock issuable under the Plan for Awards shall be 1,500,000.  The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock purchased by the Corporation for such purpose, treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

5.2.Individual Performance Based Limitations; U.S Taxpayer Employer.  Subject to the provisions of Section 5.4 of the Plan, to the extent that the Committee has required upon grant that any Performance Unit Award, Restricted Stock, Restricted Unit or Performance Share Award must qualify as “other performance based compensation” within the meaning of U.S. Code Section 162(m)(4)(C), the maximum aggregate amount of such Award(s) paid or otherwise made available to such Participant shall not exceed one-half of one percent (0.5%) of Adjusted Net Income for the most recently reported year ending December 31st prior to the year such Award or Awards is or are paid or otherwise made available.

5.3.Cancelled, Terminated, or Forfeited Awards.  Should an Award under the Plan for any reason expire without having been exercised, be cancelled, repurchased by the Corporation, terminated or forfeited, or otherwise settled without the issuance of any Common Stock (including, but not limited to, shares tendered to exercise outstanding Options, shares tendered or withheld for taxes on Awards, or shares issued in connection with a Restricted Stock Award that is subsequently forfeited), any such shares of Common Stock subject to such Award shall again be available for grants of Awards under the Plan.

5.4.Adjustment in Capitalization.  In the event of any Adjustment Event, (a) the aggregate number of shares of Common Stock available for Awards under Section 5.1 of the Plan, (b) the aggregate limitations on the number of shares that may be awarded as a particular type of Award, and (c) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or base prices applicable to outstanding Awards shall be proportionately adjusted by the Committee, in its discretion, with respect to such Adjustment Event, and the Committee’s determination shall be conclusive.  To the extent deemed equitable and appropriate by the Committee and subject to any required action by shareholders of the Corporation, in any Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Plan shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such Adjustment Event.

Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged, or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to any award of Restricted Stock or Restricted Units granted under the Plan as a result of any Adjustment Event or any distribution of property shall, except as provided in Article X or as otherwise provided by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to such shares of Restricted Stock or Restricted Units and any stock certificate(s) representing or evidencing any shares of stock so received shall be legended in such manner as the Corporation deems appropriate.

ARTICLE VI

STOCK OPTIONS

6.1.Grant of Options.  Subject to the provisions of Section 5.1 of the Plan, Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of three types: (i) ISOs, (ii) QSOs and (iii) Nonstatutory Stock Options. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, except that ISOs and QSOs may only be granted to Eligible Individuals who satisfy the requirements for eligibility set forth under U.S. Code Section 424 and P.R. Code Section 1046, respectively.  The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event (including, but not limited to, the completion of an individual or corporate Performance Goal) the occurrence of which is an express condition precedent to the grant of the Option.  Subject to Section 5.4 of the Plan, the Committee shall determine the number of Options, if any, to be granted to the Participant.  Each Option grant shall be evidenced by an Option agreement (in electronic or written form) that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  Options may be granted in tandem with SARs (as described in more detail in Article VII of the Plan).

6.2.Exercise Price; No Repricing or Substitution of Options.  Nonstatutory Stock Options, QSOs and ISOs granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date the Option is granted.  Except as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option nor to grant any new Options or other Awards in substitution for or upon the cancellation of Options previously granted which shall have the effect of reducing the exercise price of any outstanding Option.

6.3.Exercise of Options.  Each Option granted pursuant to the Plan shall become exercisable as determined by the Committee at the time of grant; provided that the Committee may establish performance-based criteria for exercisability of any Option.  Options may be exercised during the lifetime of an optionee only by that optionee.  Subject to the provisions of this Article VI, once any portion of any Option has become exercisable it shall remain exercisable for its remaining term. Once exercisable, an Option may be exercised from time to time, in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable.  The Committee shall determine the term of each Option granted, but in no event shall any such Option be exercisable for more than 10 years after the date on which it is granted.

6.4.Payment.  The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price of the Option.  Without limiting the generality of the foregoing, payment of the exercise price may be made: (a) in cash or its equivalent; (b) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest) owned by the person exercising the Option (through actual tender or by attestation); (c) with the approval of the Committee, by authorizing the Corporation, Oriental Financial Services Corp., or a broker-dealer approved by the Corporation, to sell, on behalf of the Participant, the appropriate number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option; (d)  with the approval of the Committee and at the election of the Participant, by withholding from those shares of Common Stock that would otherwise be obtained upon exercise of the Option a number of shares having a Fair Market Value equal to the exercise price; (e) by any combination of the foregoing; or (f) by other means that the Committee deems appropriate; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such shares of Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such exercise price.  The Corporation may not make a loan to a Participant to facilitate such Participant’s exercise of any of his Options or payment of taxes.

6.5.ISOs and QSOs.  Notwithstanding anything to the contrary contained in the Plan, no Option that is intended to be an ISO or a QSO may be granted after the tenth anniversary of the Effective Date of the Plan.  Furthermore, the aggregate Fair Market Value of the Common Stock with respect to which QSOs may be exercised for the first time by a Participant shall not exceed $100,000.  Except as may otherwise be provided for under the provisions of Article X of the Plan, no term of the Plan relating to ISOs or QSOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the ISO, QSO or the Plan under U.S. Code Section 422, or P.R. Code Section 1046, respectively, or without the consent of any Participant affected thereby, to disqualify any ISO or QSO under such Section 422 or Section 1046.

6.6.Termination of Employment.  Unless otherwise determined by the Committee, the following provisions of the Plan shall apply in the event of the Participant’s termination of employment with the Corporation or any Affiliate:

(a)Due to Death.  In the event a Participant’s employment terminates by reason of death, any Options granted to such Participant which are exercisable on the date of the Participant’s termination may be exercised by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 12.2 of the Plan, at any time prior to the earlier to occur of the (i) expiration of the term of the Options or (ii) such date following the Participant’s termination as the Committee shall determine at the time of grant.

(b)Due to Disability.  In the event a Participant’s employment is terminated by reason of Disability, any Options granted to such Participant which are exercisable on the date of the Participant’s termination may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s designated beneficiary, and if none is named, by the person determined in accordance with the requirements of Section 12.2 of the Plan), at  any time prior to the earlier to occur of the (i) expiration date of the term of the Options or (ii) such date following the Participant’s termination as the Committee shall determine at the time of grant.

(c)Due to Cause.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the exercise of any such Award for a period of up to twelve (12) months prior to the Participant’s termination of employment for Cause.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this Section 6.6(c) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(d)Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Corporation or any Affiliate, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter.

(e)Due to Any Other Reason.  In the event the employment of the Participant shall terminate for any reason other than one described in Section 6.6 (a) through (d) hereof, any Options granted to such Participant which are exercisable on the date of the Participant’s termination of employment may be exercised by the Participant (or, in the event of the Participant’s death after termination of employment when the Option is exercisable pursuant to its terms, by the Participant’s estate or as may otherwise be provided for in accordance with the requirements of Section 12.2 of the Plan) at any time prior to the expiration of the term of the Options or the ninetieth (90th) day following the Participant’s termination of employment, whichever period is shorter, and any Options that are not exercisable on the date of termination of employment shall be forfeited at the time of such termination and not be exercisable thereafter.

6.7Termination of Service as a Non-Employee Director. In the event a Participant’s service as a Non-Employee Director shall terminate for reasons other than removal for Cause, any Options granted to such Participant which are exercisable on the date of the Participant’s termination may be exercised by the Participant (or, in the event of the Participant’s death after termination as a Non-Employee Director when the Option is exercisable pursuant to its terms, by the Participant’s designated beneficiary, and if none is named, by the person determined in accordance with the requirements of Section 12.2 of the Plan), at  any time prior to the earlier to occur of the (i) expiration date of the term of the Options or (ii) such date following the Participant’s termination as the Committee shall determine at the time of grant.  In the event a Participant’s service as a Non-Employee Director is terminated for Cause, any Options granted to such Participant that are then not yet exercised shall be forfeited at the time of such termination and shall not be exercisable thereafter and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the exercise of any such Award for a period of up to twelve (12) months prior to the Participant’s termination as a Non-Employee Director.  In the event a Participant’s service as a Non-Employee Director is terminated for Cause, the provisions of this Section 6.7 will apply notwithstanding any assertion (by the Participant or otherwise) of a termination for any other reason.

ARTICLE VII

STOCK APPRECIATION RIGHTS (SARs)

7.1.Grant of SARs.  SARs may be granted to any Participants, all Participants or any class of Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, on a freestanding basis, not related to any other Award, and/or with associated Dividend Equivalents. A grant of a SAR shall be evidenced in writing, whether as part of the agreement governing the terms of the Option, if any, to which such SARs relate or pursuant to a separate written agreement with respect to freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall approve.

7.2.Terms and Conditions of SARs.  Notwithstanding the provisions of Section 7.1 above, unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 6 of the Plan as if the grant of the SARs were a grant of an Option (including, but not limited to, the application of Sections 6.6 and 6.7).

7.3.Exercise of Tandem SARs.  SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Common Stock for which the related Award is then exercisable.

7.4.Payment of SAR Amount.  Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

(a)the excess, if any, of the Fair Market Value of a share of Common Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

(b)the number of shares of Common Stock with respect to which the SARs are then being exercised; provided, however, that at the time of grant with respect to any SAR payable in cash, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon the exercise of such SAR.

ARTICLE VIII

RESTRICTED STOCK, RESTRICTED UNITS AND DIVIDEND EQUIVALENTS

8.1.Grant of Restricted Stock and Restricted Units.  The Committee, in its sole discretion, may make Awards to Participants of Restricted Stock or Restricted Units. Any Award made hereunder of Restricted Stock or Restricted Units shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Committee in its sole discretion, either at the time of grant or thereafter. As determined by the Committee, with respect to an Award of Restricted Stock, the Corporation shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period.  In the case of an Award of Restricted Units, no shares of Common Stock shall be issued at the time an Award is made, and the Company shall not be required to set aside a fund for the payment of such Award. Dividends or Dividends Equivalents (if connected with the grant of Restricted Units) may be subject to the same terms and conditions as the underlying Award of Restricted Stock or Restricted Units.

8.2.Grant, Terms and Conditions of Dividend Equivalents.  The Committee, in its sole discretion, may make Awards to Participants of Dividend Equivalents in connection with the grant of Restricted Units, Options, SARs and/or Performance Shares. Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the vesting schedule applicable thereto and the impact of any termination of service on the Participant’s rights with respect to the Dividend Equivalent) shall be substantially identical (to the extent possible taking into account the differences related to the character of the Dividend Equivalent) to the terms and conditions applicable to the associated Award.

8.3.Restrictions On Transferability.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided.  Notwithstanding the foregoing, the Committee may permit (on such terms and conditions as it shall establish) shares of Restricted Stock and Restricted Units to be transferred during the Restricted Periods pursuant to Section 12.1 of the Plan, provided that any shares of Restricted Stock or Restricted Units so transferred shall remain subject to the provisions of this Article VIII.

8.4.Rights as a Shareholder.  Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to such shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A Participant shall not have any right, in respect of Restricted Units or Dividend Equivalents awarded pursuant to the Plan, to vote on any matter submitted to the Corporation’s shareholders until such time as the shares of Common Stock attributable to such Restricted Units (and, if applicable, Dividend Equivalents) have been issued.

8.5.Restricted Period.  The Restricted Period shall commence upon the date of grant by the Committee and shall lapse with respect to the shares of Restricted Stock or Restricted Units on such date as determined by the Committee at the date an Award of Restricted Stock or Restricted Units (including any Dividend Equivalents issued) is made to the Participant by the Committee, unless sooner terminated as otherwise provided herein.

8.6.Legending or Equivalent.  To the extent that certificates are issued to a Participant in respect of shares of Restricted Stock awarded under the Plan (or in the event that such Restricted Stock are held electronically), such shares shall be registered in the name of the Participant and shall have such legends (or account restrictions) reflecting the restrictions of such Awards in such manner as the Committee may deem appropriate.

8.7.Termination of Employment.  Unless the Committee shall otherwise determine at or subsequent to the date of grant:

(a)Due to Cause.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, any Restricted Stock or Restricted Units (including any associated Dividend Equivalents) granted to such Participant shall be forfeited at the time of such termination, and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock or Restricted Units (including any Dividend Equivalents) for a period of up to twelve (12) months prior to the Participant’s termination of employment for Cause. For purposes of this Section 8.7, in the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this Section 8.7(a) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(b)Due to Resignation.  Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Corporation or any Affiliate, any Restricted Stock granted to such Participant and all Restricted Units (including any associated Dividend Equivalents) credited to such Participant shall be forfeited upon the Participant’s termination of employment.

(c)Due to Any Other Reason.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for any other reason during the applicable vesting period, the Participant (or the Participant’s estate or beneficiaries, if the participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of shares of Restricted Stock or Restricted Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the applicable vesting period during which the Participant was an active employee and the denominator of which is the number of months in the applicable vesting period (with a partial month worked counted as a full month if the Participant is an active employee for 15 days or more in that month); and (ii) the resulting reduced number of Restricted Stock or Restricted Units shall be considered vested and payment of such pro-rated Awards is to be made to the Participant (or beneficiaries or estate, if the Participant subsequently dies) as soon as practicable after the Participant’s termination of employment.

8.8.Termination of Service as a Non-Employee Director.  In the event a Participant’s service as a Non-Employee Director shall terminate for reasons other than removal for Cause, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (i) the number of shares of Restricted Stock or Restricted Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the applicable vesting period during which the Participant was an active Non-Employee Director and the denominator of which is the number of months in the applicable vesting period (with a partial month worked counted as a full month if the Participant is an active Non-Employee Director for 15 days or more in that month); and (ii) the resulting reduced number of Restricted Stock or Restricted Units shall be considered vested and payment of such pro-rated Awards is to be made to the Participant (or beneficiaries or estate, if the Participant subsequently dies) as soon as practicable after the Participant’s termination as a Non-Employee Director.  In the event a Participant’s service as a Non-Employee Director is terminated for Cause, any Restricted Stock or Restricted Units (including any associated Dividend Equivalents) granted to such Participant shall be forfeited at the time of such termination, and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of Restricted Stock or Restricted Units (including any Dividend Equivalents) for a period of up to twelve (12) months prior to the Participant’s termination for Cause.  For purposes of this Section 8.8, in the event a Participant’s service as a Non-Employee Director is terminated  for Cause, the provisions of this Section 8.8 will apply notwithstanding any assertion (by the Participant or otherwise) of a termination for any other reason.

8.9.Issuance of New Certificate or Equivalent: Settlement of Restricted Units and Dividend Equivalents.  Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed under Section 8.3 of the Plan and the Corporation shall issue or have issued new share certificates (or remove any such restrictions that may have been established electronically) without the legend or equivalent described in Section 8.6 of the Plan in exchange for those previously issued.  Upon the lapse of the Restricted Period with respect to any Restricted Units, the Corporation shall deliver to the Participant, or the Participant’s beneficiary or estate, as provided in Section 12.2 of the Plan, one share of Common Stock for each Restricted Unit as to which restrictions have lapsed and any Dividend Equivalents credited with respect to any Restricted Units, and any interest thereon. The Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock and/or Dividend Equivalents.  If a cash payment is made in lieu of delivering Common Stock for the Restricted Units, the amount of such cash payment for each share of Common Stock to which a Participant is entitled shall be equal to the Fair Market Value of the Common Stock on the date on which the Restricted Period lapsed with respect to the related Restricted Unit.

ARTICLE IX

PERFORMANCE UNIT AWARDS

AND PERFORMANCE SHARE AWARDS

9.1.Performance Unit Awards.

(a)General Description.  At the discretion of the Committee, grants of Performance Unit Awards may be made to Participants.

(b)Requirements for Covered Employees.  For any “covered employees” and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under U.S. Code section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2 of the Plan.

(c)Payment of Performance Unit Awards.  Performance Unit Awards shall be payable in cash, Common Stock, or a combination of cash and Common Stock at the discretion of the Committee. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

(i)Due to Cause.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, any outstanding Performance Unit Awards shall be cancelled and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Unit Awards received within a period of twelve (12) months prior to the Participant’s termination of employment for Cause.  For purposes of this Section 9.1(c)(i), in the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this Section 9.1(c)(i) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(ii)Due to Resignation. Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Corporation or any Affiliate, any Performance Units credited to such Participant shall be forfeited upon the Participant’s termination of employment.

(iii)Due to Any Other Reason.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for any other reason during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (A) the number of Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked counted as a full month if the Participant is an active employee for 15 days or more in that month); and (B) the resulting reduced number of Performance Units shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.

(iv)Termination of Service as a Non-Employee Director.  In the event a Participant’s service as a Non-Employee Director shall terminate for reasons other than removal for Cause, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (A) the number of Performance Units granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an Non-Employee Director and the denominator of which is the number of months in the Performance Cycle (with a partial month worked counted as a full month if the Participant is an active Non-Employee Director for 15 days or more in that month); and (B) the resulting reduced number of Performance Units shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Performance Unit Award, calculated as if the target value or equivalent value for each Unit had, in fact, been achieved.  In the event a Participant’s service as a Non-Employee Director is terminated for Cause, any outstanding Performance Unit Awards shall be cancelled and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Unit Awards received within a period of twelve (12) months prior to the Participant’s termination for Cause.  For purposes of this Section 9.1(c)(iv), in the event a Participant’s service as a Non-Employee Director is terminated for Cause, the provisions of this Section 9.1(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination for any other reason.

9.2.Performance Shares.

(a)General Description.  At the discretion of the Committee, grants of Performance Share Awards may be made to Participants.

(b)Requirements for Covered Employees.  For any “covered employees” and to the extent the Committee intends to comply with the requirements for performance-based Awards described generally under U.S. Code Section 162(m), the Committee must certify, prior to payment of any such amounts, that any applicable Performance Goals and/or other requirements have been satisfied, and that such amounts paid are consistent with the limits provided under Section 5.2 of the Plan.

(c)Payment of Performance Share Awards.  Performance Share Awards shall be payable in Common Stock. Unless the Committee shall otherwise determine at or subsequent to the date of grant:

(i)Due to Cause.  In the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, any outstanding Performance Share Awards shall be cancelled and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Share Awards (including any Dividend Equivalents) received within a period of twelve (12) months prior to the Participant’s termination of employment for Cause.  For purposes of this Section 9.2(c)(i), in the event a Participant’s employment is terminated by the Corporation or any Affiliate for Cause, the provisions of this Section 9.2(c)(i) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination of employment for any other reason enumerated under this Section.

(ii)Due to Resignation.  Unless otherwise determined by the Committee, in the event a Participant’s employment ends as a result of such Participant’s resignation from the Corporation or any Affiliate, any Performance Share Awards credited to such Participant shall be forfeited upon the Participant’s termination of employment.

(iii)Due to Any Other Reason.  In the event a Participant’s employment is terminated by the Corporation or an Affiliate for any other reason during the applicable Performance Cycle, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (A)  the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active employee and the denominator of which is the number of months in the Performance Cycle (with a partial month worked counted as a full month if the Participant is an active employee for 15 days or more in that month); and (B) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.

(iv)Termination of Service as a Non-Employee Director.  In the event a Participant’s service as a Non-Employee Director shall terminate for reasons other than removal for Cause, the Participant (or the Participant’s estate or beneficiaries, if the Participant subsequently dies) shall receive a payment calculated in the following manner: (A)  the number of Performance Shares granted will be reduced by multiplying the grant by a fraction, the numerator of which is the number of full months in the Performance Cycle during which the Participant was an active non-Employee Director and the denominator of which is the number of months in the Performance Cycle (with a partial month worked shall be counted as a full month if the Participant is an active Non-Employee Director for 15 days or more in that month); and (B) the resulting reduced number of Performance Shares shall be considered vested and payment made to the Participant of a lump sum payment as soon as practicable of such pro-rated Performance Share Award, calculated as if the target number of Performance Shares had, in fact, been earned.  In the event a Participant’s service as a Non-Employee Director is terminated for Cause, any outstanding Performance Share Awards shall be cancelled and the Committee may require that such Participant disgorge any profit, gain or other benefit received in respect of the payment of any prior Performance Share Awards received within a period of twelve (12) months prior to the Participant’s termination for Cause.  For purposes of this Section 9.2(c)(iv), in the event a Participant’s service as a Non-Employee Director is terminated for Cause, the provisions of this Section 9.2(c)(iv) will apply notwithstanding any assertion (by the Participant or otherwise) of a termination for any other reason.

ARTICLE X

CHANGE OF CONTROL

10.1.Accelerated Vesting and Payment of Awards.  Subject to the provisions of Section 10.3 below, in the event of a Change of Control each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, and the Restricted Period shall lapse as to each share of Restricted Stock and each Restricted Unit then outstanding.  In connection with such a Change of Control, the Committee may, in its discretion, provide that each Option, SAR, Restricted Stock and/or Restricted Unit shall, upon the occurrence of such Change of Control, be cancelled in exchange for a payment per share/unit (the “Settlement Payment”) in an amount based on the Change of Control Price.  Such Settlement Payment shall be in the form of cash.

10.2.Performance Unit Awards and Performance Share Awards.  Subject to the provisions of Section 10.3, in the event of a Change of Control, (a) any outstanding Performance Unit Awards or Performance Share Awards relating to Performance Cycles ending prior to the Change of Control which have been earned but not paid shall become immediately payable, (b) all then-in-progress Performance Cycles for Performance Unit Awards or Performance Share Awards that are outstanding shall end, and all Participants shall be deemed to have earned an award equal to the Participant’s target award opportunity for the Performance Cycle in question, and (c) the Corporation shall pay all such Performance Unit Awards and Performance Share Awards as a Settlement Payment within thirty (30) days of such Change of Control, based on the Change of Control Price. Such Settlement Payment shall be in cash.

10.3.Alternative Awards.  Notwithstanding Section 10.1 or 10.2, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, SAR, Restricted Stock, Restricted Unit, Performance Unit and/or Performance Share if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Option, SAR, Restricted Stock, Restricted Unit, Performance Unit and/or Performance Share shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

(a)be based on stock that is traded on an established securities market;

(b)provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, SAR, Restricted Stock, Restricted Unit, Performance Unit and/or Performance Share, including, but not limited to, an identical or better exercise or vesting schedules;

(c)have substantially equivalent value to such Option, SAR, Restricted Stock, Restricted Unit, Performance Unit and/or Performance Share (determined at the time of the Change in Control); and

(d)have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated for any reason other than for Cause, all of such Participant’s Options, SARs, Restricted Stock, Performance Units and/or Performance Shares shall be deemed immediately and fully exercisable and/or all restrictions shall lapse, and shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities, or in a combination thereof, in an amount equal to (i) the Fair Market Value of such stock on the date of the Participant’s termination (with respect to any Restricted Stock and/or Restricted Units, (ii) the excess of the Fair Market Value of such stock on the date of the Participant’s termination over the corresponding exercise or base price per share, if any (with respect to any Option and/or SARs), or (iii) the Participant’s target award opportunity for the Performance Cycle in question (with respect to any Performance Units or Performance Shares).

ARTICLE XI

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

11.1.General.  The Board may, at any time and from time to time amend, modify, suspend, or terminate the Plan, in whole or in part, without notice to or the consent of any Participant or Eligible Individual; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR) may be granted, (iii) change the individual Award limits, or (iv) require shareholder approval under NYSE rules or the rules of any other exchange where the Common Stock may then be traded, shall be subject to the approval of the Corporation’s shareholders.  No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant, provided, however, that:

(a)any change pursuant to, and in accordance with the requirements of, Article X;

(b)any acceleration of payments of amounts accrued under the Plan by action of the Committee or by operation of the Plan’s terms; or

(c)any decision by the Committee to limit participation (or other features of the Plan) prospectively under the Plan shall not be deemed to violate this provision.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1.Transferability of Awards.  No Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  No transfer of an Award by will or by the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Board or the Committee may determine necessary to establish the validity of the transfer.

12.2.Treatment of Any Outstanding Rights or Features Upon Participant’s Death.  Any Awards, rights or features remaining unexercised or unpaid at the Participant’s death shall be paid to, or exercised by, the Participant’s estate except where otherwise provided by law, or when done in accordance with other methods (including a beneficiary designation process) put in place by the Committee or a duly appointed designee from time to time.  Except as otherwise provided herein, nothing in the Plan is intended or may be construed to give any person other than Participants any options, rights or remedies under the Plan.

12.3.Deferral of Payment.  In the Award agreement or otherwise, the Committee may permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of payment of the Award.  Notwithstanding anything else contained herein to the contrary, deferrals shall not be permitted hereunder in a way that will result in the Corporation or any Affiliate being required to recognize a financial accounting charge due to such deferral that is substantially greater than the charge, if any, that was associated with the underlying Award.

12.4.Awards in Substitution for Awards Granted By Other Companies.  Awards may be granted under the Plan from time to time as replacements for awards (including, but not limited to, options, common stock, restricted stock, performance shares or performance units) held by employees of other companies who become employees of the Corporation or any affiliate as a result of a merger or consolidation of the employing Corporation with the Corporation, or such Affiliate, or the acquisition by the Corporation or an Affiliate of all or a portion of the assets of the employing Corporation.  Shares issued in connection with such substitute Awards shall not reduce the number of shares of Common Stock issuable under Section 5.1 of the Plan.

12.5.No Guarantee of Employment or Participation.  The existence of the Plan shall not be deemed to constitute a contract of employment between the Corporation or any Affiliate and any Eligible Individual or Participant, nor shall it constitute a right to remain in the employ of the Corporation or any Affiliate.  The terms or existence of the Plan, as in effect at any time or from time to time, or any Award granted under the Plan, shall not interfere with or limit in any way the right of the Corporation or any Affiliate to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation or any Affiliate.  Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Eligible Individual or a Participant) shall at any time have a right to be selected for (or additional) participation in the Plan, despite having previously participated in an incentive or bonus plan of the Corporation or an Affiliate.

12.6.Tax Withholding.  The Corporation or an Affiliate shall have the right and power to deduct from all payments or distributions under the Plan, or require a Participant to remit to the Corporation promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy any Puerto Rico, federal, state, local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award.  The Corporation may defer payments of cash or issuance or delivery of Common Stock until such withholding requirements are satisfied.  The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (a) to have shares of Common Stock otherwise issuable under the Plan withheld by the Corporation or (b) to deliver to the Corporation previously acquired shares of Common Stock (through actual tender or attestation), in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date of exercise not in excess of the amount required to satisfy the withholding tax obligations.

12.7.No Limitation on Compensation; Scope of Liabilities.  Nothing in the Plan shall be construed to limit the right of the Corporation to establish other plans if and to the extent permitted by applicable law.  The liability of the Corporation or any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Corporation or any Affiliate not expressly set forth in the Plan.

12.8.Requirements of Law.  The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

12.9.Term of Plan.  The Plan shall be effective upon the Effective Date.  The Plan shall terminate on the earlier of (a) the termination of the Plan pursuant to Article XI, or (b) when no more shares of Common Stock are available for issuance of Awards under the Plan.

12.10.Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Puerto Rico without regard to principles of conflict of laws.

12.11.Securities Law Compliance.  Instruments evidencing Awards may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable, including a requirement that the Participant represent to the Corporation in writing, when an Award is granted or when he receives shares with respect to such Award (or at such other time as the Committee deems appropriate) that he or she is accepting such Award, or receiving or acquiring such shares (unless they are then covered by an effective registration statement), for his own account for investment only and with no present intention to transfer, sell or otherwise dispose of such shares except such disposition by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of the Participant.  Such shares shall be transferable, or may be sold or otherwise disposed of only if the proposed transfer, sale or other disposition shall be permissible pursuant to the Plan and if, in the opinion of counsel satisfactory to the Corporation, such transfer, sale or other disposition at such time will be in compliance with applicable securities laws.

12.12.No Impact On Benefits.  Except as may be otherwise specifically provided for under any employee benefit plan, policy or program, Awards shall not be treated as compensation for purposes of calculating an Eligible Individual’s right under any such plan, policy or program.

12.13.No Constraint on Corporate Action.  Except as provided in Article XI, nothing contained in the Plan shall be construed to prevent the Corporation, or any affiliate, from taking any corporate action (including, but not limited to, the Corporation’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on the Plan, or any Awards made under the Plan.  No employee, beneficiary, or other person, shall have any claim against the Corporation or any of its Affiliates, as a result of any such action.

12.14.Captions.  The headings and captions appearing herein are inserted only as a matter of convenience.  They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

SCAN TO VIEW MATERIALS & VOTE OFG BANCORP C/O AMERICAN STOCK TRANSFER & TRUST CO. 6201 15TH AVENUE BROOKLYN, NY 11219 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OFG2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D99395-P86874 OFG BANCORP For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote FOR ALL of the following:   1. To elect seven directors to serve until the 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified: Nominees: 01) Julian S. Inclán 02) José Rafael Fernández 03) Jorge Colón-Gerena 04) Néstor de Jesús 05) Annette Franqui 06) Susan Harnett 07) Rafael Vélez For Against Abstain For Abstain Against The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends that you vote FOR the following: 2. To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as set forth in the accompanying Proxy Statement. 4. To amend the 2007 Omnibus Performance Incentive Plan, as amended and restated. The Board of Directors recommends that you vote FOR the following: 3 Years 1 Year 2 Years Abstain The Board of Directors recommends that you vote 1 YEAR on the following: 3. To provide an advisory vote on the frequency of the vote on executive compensation. 5. To ratify the selection of the Company’s independent registered public accounting firm for 2023.  To cumulate votes as to a particular nominee as explained in the Proxy Statement, check box to the right, then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. Please do not check box unless you want to exercise cumulative voting. PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name(s) appear(s) on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D99396-P86874 OFG BANCORP REVOCABLE PROXY This proxy is solicited on behalf of the Board of Directors of OFG Bancorp for use only at the Annual Meeting of Shareholders to be held on April 26, 2023, and at any adjournment or postponement of that Annual Meeting. This proxy may be revoked by the undersigned at any time before it is exercised. The undersigned, being a shareholder of OFG Bancorp (the "Company"), hereby authorizes the Board of Directors of the Company or any successors in their respective positions, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held virtually on Wednesday, April 26, 2023, at 10:00 a.m. (EDT), and at any adjournment or postponement of that meeting, and thereat to act withrespect to all votes that the undersigned would be entitled to cast, if then personally present, as indicated on the reverse side. In their discretion, the proxies are authorized to vote this proxy with respect to (i) the approval of the minutes of the last meeting of shareholders; (ii) the election of any person as director if any nominee is unable to serve or, for good cause, will not serve; (iii) matters incident to the conduct of the Annual Meeting; and (iv) such other matters as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management at the present knows of no other business to be brought before the meeting other than those matters described in the accompanying proxy statement. Shares of common stock of the Company will be voted as specified in this proxy. In the absence of any express indication that the shares to be voted should be cumulated in a particular fashion, the votes represented by executed proxies will be distributed equally among the seven nominees or in such fashion as will most likely ensure the election of the nominees. If no specification is made on the reverse side, shares will be voted "FOR ALL" in Proposal 1: Election of Directors; "FOR" Proposal 2: Advisory Vote on Executive Compensation; "1 Year" on Proposal 3: Advisory Vote on Frequency of Vote on Executive Compensation; "FOR" Proposal 4:Amendment of the 2007 Omnibus Performance Incentive Plan; and "FOR" Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm. This proxy cannot be voted for any person who is not a nominee of the Company's Board of Directors. CUMULATE (If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Your Vote Counts! OFG BANCORP 2023 Annual Meeting Vote by April 25, 2023 11:59 PM ET OFG BANCORP C/O AMERICAN STOCK TRANSFER & TRUST CO. 6201 15TH AVENUE BROOKLYN, NY 11219 D99449-P86874 You invested in OFG BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* April 26, 2023 10:00 a.m. EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/OFG2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect seven directors to serve until the 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified: Nominees: For 01) Julian S. Inclán 02) José Rafael Fernández 03) Jorge Colón-Gerena 04) Néstor de Jesús 05) Annette Franqui 06) Susan Harnett 07) Rafael Vélez 2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as set forth in the accompanying Proxy Statement. For 1 Year 3. To provide an advisory vote on the frequency of the vote on executive compensation. For 4. To amend the 2007 Omnibus Performance Incentive Plan, as amended and restated. For 5. To ratify the selection of the Company’s independent registered public accounting firm for 2023. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D99450-P86874